UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3651
                                   ---------------------------------------------

                           Touchstone Strategic Trust
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               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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               (Address of principal executive offices) (Zip code)

       Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066
                                                    ----------------------------

Date of fiscal year end:  3/31/09
                          -------

Date of reporting period: 3/31/09
                          -------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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                                                                  MARCH 31, 2009

ANNUAL REPORT

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TOUCHSTONE STRATEGIC TRUST

Touchstone Diversified Small Cap Growth Fund

Touchstone Growth Opportunities Fund

Touchstone Large Cap Core Equity Fund

Touchstone Large Cap Growth Fund

Touchstone Large Cap Value Fund

Touchstone Mid Cap Growth Fund

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[LOGO] TOUCHSTONE(R)
       INVESTMENTS

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Table of Contents
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                                                                            Page
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Letter from the President                                                      3
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Management's Discussion of Fund Performance (Unaudited)                     4-19
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Tabular Presentation of Portfolios of Investments (Unaudited)                 20
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Statements of Assets and Liabilities                                       21-24
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Statements of Operations                                                   25-26
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Statements of Changes in Net Assets                                        27-29
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Financial Highlights                                                       30-40
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Notes to Financial Statements                                              41-55
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Portfolios of Investments:
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       Diversified Small Cap Growth Fund                                   56-57
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       Growth Opportunities Fund                                              58
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       Large Cap Core Equity Fund                                             59
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       Large Cap Growth Fund                                                  60
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       Large Cap Value Fund                                                   61
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       Mid Cap Growth Fund                                                 62-63
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Report of Independent Registered Public Accounting Firm                       64
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Other Items (Unaudited)                                                    65-73
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Management of the Trust (Unaudited)                                        74-76
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                                       2

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Letter from the President
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Dear Fellow Shareholder,

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended March 31, 2009.

During the past 12 months, investors contended with one of the worst global recessions in the U.S. and overseas in three decades. Two giant mortgage lenders were nationalized and several venerable investment firms collapsed, and the serious problems with the housing slump, the freezing of the credit markets and fears of bank failures continued. U.S. policymakers and the Federal Reserve have been working to limit economic deterioration and to restore financial stability by crafting bold new programs and credible plans to re-open credit markets, stimulate the economy and boost investor confidence. Congress passed the $700 billion bailout bill which authorized the Treasury to buy up troubled assets from financial institutions. These actions will play a crucial role in shaping the course of the economy and financial markets this year and beyond.

Throughout the period, U.S. equity markets continued to be extremely volatile as the spillover from the housing and credit market bubbles remained very evident. The main drag to the economy currently appears to be coming from the business sector which continues to cut back on inventories, capital spending and jobs. Residential housing also remains depressed, although there are hints of improvement in this area. In late March, investor sentiment improved somewhat and the stock market rebounded off its lows. Consumer spending appears to have stabilized in the first quarter of 2009, after having declined at a more than 4 percent annualized rate in the two previous quarters, and the manufacturing sector, which suffered steep declines since mid-2008, is also showing signs of bottoming.

It is important to focus on the long-term composition of your investment portfolio. We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional and focus on a sound asset allocation strategy, investing in a broad mix of stock, bond, and money market mutual funds to help keep your financial strategy on course.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Strategic Trust

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Management's Discussion of Fund Performance (Unaudited)
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TOUCHSTONE DIVERSIFIED SMALL CAP GROWTH FUND
SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Diversified Small Cap Growth Fund was -36.02% for the year ended March 31, 2009. The total return of the Russell 2000(R) Growth Index was -36.36% for the same period.

Although the second quarter of 2008 finished in positive territory, June's return was a harbinger of things to come later in the year as the market had one of its worst June months in decades. The dominant theme in the second quarter was energy as oil and natural gas prices soared. The third quarter highlighted the serious problems affecting the global bond and stock markets and included the demise of former bellwether financial firms, the continued housing slump, the freezing of the credit markets and fears of bank failures - both domestic and abroad, and the rapid decline in industrial commodity stocks, which appeared to be the cause of forced selling by highly leveraged hedge funds that are large holders of such stocks. Perhaps the most dramatic move of the quarter occurred in the Energy sector but, unlike the first quarter, this time to the downside. After a steady rise in the first half, crude oil collapsed in the third quarter as a result of a rising U.S. dollar and the fear that a slowing global economy would materially reduce oil demand.

The problems that plagued the markets in the third quarter continued to play out in the fourth; however, the market seemed to find some solid footing in November as several catalysts materialized to halt the rapid deterioration in investor sentiment. Those catalysts included the receipt by Citigroup of some government intervention bailout funds, the announcement by the Fed that it would buy over $500 billion in mortgage backed and agency securities, the possibility of a much more significant than expected stimulus package, and the lowering of the Fed Funds rate to a range of 0-0.25%. Additionally, the temporary resolution of the auto company crisis from the Bush administration provided backing to the ailing industry, and the realization that valuation levels of many stocks and, by some measures, the major indices, were becoming very attractive, also slowed deterioration. Oil again declined precipitously in just the final quarter alone, dropping from the summer high of over $145/barrel to about $35/barrel in December in response to the rapid decline in the pace of global economic growth, aided by the aforementioned unwinding in positions in hedge funds.

A strong end to 2008, combined with a positive start to 2009 saw the equity markets rally significantly off the November lows. However, like all of the rallies recently, this one also ended in the resumption of the unrelenting bear market that started in the fourth quarter of 2007. Once again, renewed concerns about the global economy generally, and the Financials sector specifically, drove investor sentiment down and prices followed. This negative sentiment prevailed until early March when equities rallied due to reasonably positive comments from several bank CEOs and more clarity on new government programs aimed at preventing further deterioration in bank balance sheets. Furthermore, the Federal Reserve announced it would buy hundreds of billions in U.S. Treasuries and other mortgage-related securities in order to force rates lower, thereby providing homeowners with the ability to refinance, along with valuation levels in the market that appeared attractive adding to the rally.

PORTFOLIO REVIEW

For the year, the sectors with the most positive impact on relative performance were Industrials, Consumer Discretionary, Telecommunication Services and Materials. Sectors detracting from relative performance were driven by weakness in the Energy, Information Technology, Financials and Health Care sectors. Individual names that added to performance included Industrials stocks Aerovironment, Watson Wyatt, Duff & Phelps and Bucyrus International; Consumer Discretionary stocks Panera Bread, Coinstar, BJ's Restaurant and PetMed Express; and Telecommunication Services stock Syniverse Holdings. Names that detracted in underperforming sectors included Energy stocks GMX Resources, McMoRan Exploration, ION Geophysical, and Berry Petroleum; Information Technology stock Web.com; Financials stocks Cash America and Portfolio Recovery Associates; and Health Care stocks BioMarin Pharmaceutical, ArthroCare, Spectranetics, RTI Biologics and Wright Medical Group.

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Management's Discussion of Fund Performance (Continued)
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The quantitative component of our stock selection process was beneficial over the course of the year as the top three deciles of attractively ranked stocks outperformed the bottom three deciles. Our process helps to synthesize the key factors that we believe are important in driving stock returns, including business prospects of the company, the stock's valuation, as well as price momentum.

CURRENT STRATEGY AND OUTLOOK

The Fund is positioned to maintain its overweight in Health Care and Consumer Staples, relative to the benchmark, as we continue to see the greatest number of opportunities in those sectors for sustained, high growth with less sensitivity to the broader economy. We believe economic difficulty will continue for several quarters and feel these holdings should help provide some defensive characteristics. The Fund is underweight Industrials based on concern for the impact of slowing global growth on the companies in this sector. However, the Fund owns positions in stocks that have traded down to extremely depressed levels due to concerns about domestic and/or global economic activity. Owning positions in such names help to somewhat balance the more defensive positioning in Health Care and Consumer Staples. These companies provide leverage to markets that should benefit from the government stimulus spending as well as some economic sensitivity. We have modestly reduced the Fund's weight in Energy as we have exited several names which had increased debt levels relative to the time of purchase. The Fund is also underweight the Financials sector and still holds no banks or thrifts due to continuing concerns about the credit cycle. However, we would begin to initiate positions once we believe we can appropriately assess the worst-case, credit-cycle scenario. We have increased the underweight in Technology since balance sheets at technology companies tend to be very strong with little or no debt, large cash reserves and decent valuation levels.

It is likely the volatility in the equity markets will continue for some time, so the challenge is to find companies that can increase sales and earnings during what will be a difficult global economy for the foreseeable future. The current environment will not provide a tailwind to the Industrials and commodity-related sectors, nor will the free-spending consumer provide a similar tailwind to Consumer Discretionary companies; thus the Fund has relatively less exposure to companies that need strong global growth and robust consumer spending to increase sales and earnings.

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Management's Discussion of Fund Performance (Continued)
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            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE DIVERSIFIED SMALL CAP GROWTH FUND - CLASS A*
                      AND THE RUSSELL 2000(R) GROWTH INDEX

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                       DIVERSIFIED SMALL CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                                    1 Year           Since Inception*
Class A                            (39.71%)              (15.42%)
Class C*                           (36.41%)              (14.04%)
Class Y                            (35.98%)              (13.30%)
--------------------------------------------------------------------------------

Diversified Small Cap Growth Fund - Class A         Russell 2000(R) Growth Index

         DATE               BALANCE                    DATE              BALANCE
         ----               -------                    ----              -------
        9/6/2006              9,425                   9/6/2006            10,000
       9/30/2006              9,510                  9/30/2006             9,962
      12/31/2006             10,368                 12/31/2006            10,836
       3/31/2007             10,971                  3/31/2007            11,104
       6/30/2007             12,008                  6/30/2007            11,847
       9/30/2007             12,309                  9/30/2007            11,850
      12/31/2007             12,113                 12/31/2007            11,601
       3/31/2008             10,173                  3/31/2008            10,112
       6/30/2008             10,536                  6/30/2008            10,564
       9/30/2008              9,664                  9/30/2008             9,826
      12/31/2008              6,944                 12/31/2008             7,129
       3/31/2009              6,508                  3/31/2009             6,434

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class Y shares commenced on September 6, 2006. The initial public offering of Class C shares commenced on August 1, 2007. The returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (August 1, 2007), which is the same as the performance for Class A shares through August 1, 2007. The returns have been restated for sales charges and for fees applicable to Class C shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Management's Discussion of Fund Performance (Continued)
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TOUCHSTONE GROWTH OPPORTUNITIES FUND
SUB-ADVISED BY WESTFIELD CAPITAL MANAGEMENT, LLC

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Growth Opportunities Fund was -33.53% for the twelve month period ended March 31, 2009. The total return of the Russell 3000(R) Growth Index was -34.42% for the same period.

PORTFOLIO REVIEW

Over the twelve month period ending March 31, 2009, the Fund achieved relative gains across multiple economic sectors, including Industrials, Information Technology, and Materials. Energy, Consumer Staples, and Financials were areas of relative underperformance.

The Industrials sector contributed significantly to relative returns during the period. Ametek, a global manufacturer of electronic instruments and electromechanical devices, was one of the biggest drivers of sector returns. Acquisitions completed in the last twelve months, combined with effective cost management augmented earnings growth. We believe that Ametek's exposure to the Aerospace & Defense and Power markets will help the company outperform its peers within the industry. Corrections Corp., a leader of outsourced correctional services, was purchased in early 2009 and has contributed positively to returns. Concerns about state budgetary pressures weighed heavily on the stock and created a buying opportunity. Our long-term view on the industry is that a major mismatch between supply and demand for prison beds has not improved and managing the supply shortfall will be most economically addressed through further outsourcing of prison populations to companies like Corrections Corp.

The Information Technology sector also contributed positively to relative returns. Check Point Software, which markets a range of network security products, contributed meaningfully to relative results. We favor the stock given the company's indirect sales operating model and accelerating growth potential in its core business. Systems software vendor BMC Software reported quarterly earnings that were ahead of Wall Street expectations driven by a dramatic increase in operating margins. A near doubling of large deals (over a million in contract value) gives us confidence in the sustainability of the margin improvement. The company also benefitted from Cisco's entry into the data center server market where BMC will be their systems management partner. NICE Systems, a provider of solutions for the management and analysis of unstructured content and data, reported better-than-expected earnings in the fourth quarter of 2008 on revenue growth of 12 percent. Given the uncertainty around corporate spending on technology, its focus on improving operational efficiencies and mitigating risk helped to differentiate fundamental performance. Large deal activity in the security space should provide good revenue visibility throughout 2009.

Health Care stocks also contributed positively to relative returns during the period. Pharmaceutical giant Wyeth traded higher after the company entered into a definitive merger agreement with Pfizer in late January. While the prospect of an acquisition was not a cornerstone of our investment thesis, the deal highlights the value of Wyeth's products in the late stages of development. Biogen Idec reported total revenue growth of more than 20 percent with solid contribution from both Rituxin (Rheumatoid Arthritis, Non-Hodgkin's Lymphoma) and Avonex (Multiple Sclerosis). Prescription trends for Tysabri (Multiple Sclerosis) stabilized in the fourth quarter of 2008 and appear to have continued this trend in the first quarter of 2009 despite the reporting of a fifth case of PML in early February. We continue to believe the lack of patient satisfaction with current therapies will drive further growth in Tysabri despite the identified side-effect profile.

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Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Energy was a source of weakness in relative returns during the period. Crude oil prices dropped dramatically from their July 2008 peak and portfolio investments with exposure to the pursuit of oil and natural gas were punished in the second half of 2008. Shares of Exterran Holdings, a manufacturer of compression equipment used for the movement of natural gas, declined more than the Energy sector broadly. Investors were disappointed with the quarterly earnings results which were light of expectations after a one-time charge for cost overruns at two international fabrication projects. However, the economics of the company's business are not tied to the absolute price of the commodity but rather global gas production. Oil services company Weatherford International underperformed its industry peers despite industry-leading international growth and considerable exposure to more stable production-related businesses. National Oilwell Varco, a provider of drilling rigs and rig-related services, also traded lower as Wall Street estimates of forward earnings were revised downward. While there has no doubt been a moderation in demand for fossil fuels with the slowdown in economic growth, the supply outlook has not changed and we believe that powerful demographic trends should buoy world-wide demand.

The Financials sector was the most significant detractor from relative returns during the period. Relative gains within Investment Banking & Brokerage were overshadowed by weakness in shares of regional banks. After a long period of time with minimal banking exposure, the Fund increased its exposure to regional banks at the end of 2008. However, following an initial period of relative outperformance, these holdings came under tremendous pressure. We were concerned that current credit and capital deterioration would continue to suppress earnings prospects for banks and erode their balance sheets; therefore positions in the Regional Banks industry were sold.

CURRENT STRATEGY AND OUTLOOK

The deeply oversold condition in the U.S. equity market reversed course in the beginning of March, after a series of macro events and the release of some economic data that appeared "less negative." Although we remain loath to chase this market, there are signs of life that are likely to lead to incremental changes to the Fund as some defensive growth stocks will be used as a source for more pro-cyclical investments. Modest credit market improvement, easy financial comparisons, a positively sloped yield curve and huge cash balances that are at risk of missing a market move all heighten our interest in a more offensive portfolio posture. This, as always, will happen one stock at a time.

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Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH OPPORTUNITIES FUND - CLASS A* AND THE RUSSELL 3000(R) GROWTH INDEX

--------------------------------------------------------------------------------
                            GROWTH OPPORTUNITIES FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                                                                   Cumulative
               1 Year   5 years   10 Years   Since Inception*   Since Inception*
Class A       (37.35%)  (5.54%)    (2.32%)        4.44%                --
Class C*      (33.64%)  (4.87%)    (2.36%)        4.20%                --
Class Y           --       --         --            --               0.28%
Inst. Class       --       --         --            --               0.35%
--------------------------------------------------------------------------------

Growth Opportunities Fund - Class A              Russell 3000(R) Growth Index
      DATE                                           DATE
      ----                                           ----
    03/31/99              9,425                    03/31/99             10,000
    06/30/99             10,238                    06/30/99             10,460
    09/30/99             10,298                    09/30/99             10,067
    12/31/99             15,239                    12/31/99             12,654
    03/31/00             17,802                    03/31/00             13,576
    06/30/00             17,681                    06/30/00             13,165
    09/30/00             18,614                    09/30/00             12,470
    12/31/00             14,849                    12/31/00              9,818
    03/31/01             10,963                    03/31/01              7,805
    06/30/01             12,105                    06/30/01              8,518
    09/30/01              8,872                    09/30/01              6,812
    12/31/01             10,623                    12/31/01              7,891
    03/31/02              9,980                    03/31/02              7,690
    06/30/02              7,603                    06/30/02              6,270
    09/30/02              6,412                    09/30/02              5,299
    12/31/02              6,824                    12/31/02              5,679
    03/31/03              6,972                    03/31/03              5,608
    06/30/03              8,290                    06/30/03              6,444
    09/30/03              8,597                    09/30/03              6,726
    12/31/03              9,536                    12/31/03              7,437
    03/31/04              9,915                    03/31/04              7,522
    06/30/04              9,805                    06/30/04              7,657
    09/30/04              9,130                    09/30/04              7,252
    12/31/04             10,348                    12/31/04              7,952
    03/31/05              9,838                    03/31/05              7,609
    06/30/05             10,266                    06/30/05              7,803
    09/30/05             10,957                    09/30/05              8,131
    12/31/05             11,287                    12/31/05              8,364
    03/31/06             11,842                    03/31/06              8,704
    06/30/06             10,837                    06/30/06              8,337
    09/30/06             10,579                    09/30/06              8,624
    12/31/06             11,299                    12/31/06              9,155
    03/31/07             11,393                    03/31/07              9,273
    06/30/07             12,732                    06/30/07              9,907
    09/30/07             13,122                    09/30/07             10,289
    12/31/07             13,237                    12/31/07             10,198
    03/31/08             11,903                    03/31/08              9,139
    06/30/08             12,958                    06/30/08              9,277
    09/30/08             10,575                    09/30/08              8,170
    12/31/08              8,033                    12/31/08              6,279
    03/31/09              7,912                    03/31/09              5,994

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class C shares commenced on August 2, 1999. The returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (August 2, 1999), which is the same as the performance for Class A shares through August 2, 1999. The returns have been restated for sales charges and for fees applicable to Class C shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

*** The initial public offering of Class Y and Institutional Class shares commenced on February 2, 2009.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP CORE EQUITY FUND
SUB-ADVISED BY TODD INVESTMENT ADVISORS

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Core Equity Fund was -35.73% for the twelve months ended March 31, 2009. The total return of the Russell 1000(R) Index was -38.27% for the same period.

The past year has been record setting, and not necessarily in a good way. During the second quarter of 2008, the record spike in oil prices and market influences ending the second quarter were dominated by a fear of stagflation and anticipation that the Fed would need to raise rates to head off inflation. Third quarter fundamentals were dominated by a rescue package, the Troubled Assets Relief Program (TARP), which Congress voted down two days before the end of the quarter. This led to a loss of confidence and some of the worst performance we had ever seen to that point from global markets. Stocks weakened during the quarter with the market ending well below its peak from the prior year. While the plan was ultimately approved, caution and fear continued to dominate investor sentiment. It was also generally accepted that the economy had been in a recession for most of 2008. During the fourth quarter, the commercial paper market effectively shut down for some borrowers. Banks who relied on commercial paper pulled in credit, so businesses, homeowners and auto buyers were unable to get financing. In addition, shipments from foreign ports could not get financing, so goods were not shipped and demand for energy, copper, iron, steel, aluminum and other commodities plummeted. As financing dried up, economic activity began to stall leading to one of the worst GDP quarters on record. The first quarter of 2009 started poorly for the stock market, declining for all of January and February before bottoming in early March.

PORTFOLIO REVIEW

The Touchstone Large Cap Core Equity Fund outperformed the Russell 1000(R) Index over the past year as investors sought high-quality stocks with limited earnings variability. We believe the index is likely to underperform for some time to come as investors find earnings growth hard to come by. These factors aided the Fund's performance and should continue to do so.

The Fund was overweight the Information Technology and Industrials sectors, and underweight the Financials sector during the year. With the surge in Financials since March 6th, the Fund is modestly underweight this sector again, as the names that recovered after the bottom were the most speculative. We expect to make additional changes within the Financials sector in the near future. We are starting to look at increasing the Fund's exposure to Consumer Discretionary names as we believe this sector could be a leader when the economy begins its rebound. The Fund's relative performance was aided by stock selection and allocation in the Consumer Discretionary, Industrials, Information Technology, Materials and Utilities sectors. Stock selection in Financials and Health Care detracted from performance. Stocks that contributed to performance were Best Buy (Consumer Discretionary), PNC Financial Services (Financials), Transocean Ltd., (Energy), Teva Pharmaceuticals (Health Care) and QUALCOMM (Information Technology). Stock detractors were AFLAC, Wells Fargo, American Express and Lincoln National (Financials), and ConcoPhillips (Energy).

CURRENT STRATEGY AND OUTLOOK

In summary, the market is expecting some form of economic recovery, and has staged a great rally from the low point. Bottoms in markets are built over time though, and we would not be surprised to see the market give up some of its recent gains as first quarter earnings come in weak. We believe that, after a period of digestion, the market should start to make a comeback as the year goes on. Massive government spending, coupled with low rates and pent up demand should lead to a modestly better economy as the year wears on. We are not talking about a record setting recovery, but the market doesn't need that to have a substantial rebound after one of the worst declines on record. As the economic news improves, we are watching the market closely for continued clues that the reflation trade plays out. When this occurs, we are prepared to increase our weightings in those stocks that should benefit from this trend.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP CORE EQUITY FUND - CLASS A* AND THE RUSSELL 1000(R) INDEX

--------------------------------------------------------------------------------
                           LARGE CAP CORE EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 Year       5 years     Since Inception*
Class A                   (39.41%)      (5.94%)          (4.26%)
Class C                   (36.23%)      (5.50%)          (4.28%)
--------------------------------------------------------------------------------

Large Cap Core Equity - Class A                       Russell(R) 1000 Index

      DATE                                          DATE
      ----                                          ----
    05/16/00              9,425                   05/16/00             10,000
    05/31/00              9,341                   05/31/00              9,793
    06/30/00              9,273                   06/30/00             10,043
    07/31/00              9,171                   07/31/00              9,876
    08/31/00              9,571                   08/31/00             10,607
    09/30/00              9,318                   09/30/00             10,115
    10/31/00              9,588                   10/31/00              9,993
    11/30/00              9,188                   11/30/00              9,080
    12/31/00              9,263                   12/31/00              9,190
    01/31/01              9,263                   01/31/01              9,492
    02/28/01              8,936                   02/28/01              8,607
    03/31/01              8,313                   03/31/01              8,035
   6/30/2001              8,475                  6/30/2001              8,542
   9/30/2001              7,414                  9/30/2001              7,241
  12/31/2001              8,434                 12/31/2001              8,046
   3/31/2002              8,634                  3/31/2002              8,105
   6/30/2002              7,522                  6/30/2002              7,014
   9/30/2002              6,003                  9/30/2002              5,828
  12/31/2002              6,607                 12/31/2002              6,304
   3/31/2003              6,373                  3/31/2003              6,118
   6/30/2003              7,571                  6/30/2003              7,081
   9/30/2003              7,707                  9/30/2003              7,294
  12/31/2003              8,646                 12/31/2003              8,188
   3/31/2004              8,693                  3/31/2004              8,344
   6/30/2004              8,904                  6/30/2004              8,460
   9/30/2004              8,493                  9/30/2004              8,307
  12/31/2004              9,368                 12/31/2004              9,121
   3/31/2005              9,155                  3/31/2005              8,947
   6/30/2005              9,175                  6/30/2005              9,131
   9/30/2005              9,435                  9/30/2005              9,491
  12/31/2005              9,675                 12/31/2005              9,692
   3/31/2006             10,138                  3/31/2006             10,128
   6/30/2006             10,004                  6/30/2006              9,959
   9/30/2006             10,616                  9/30/2006             10,463
  12/31/2006             11,331                 12/31/2006             11,191
   3/31/2007             11,135                  3/31/2007             11,326
   6/30/2007             11,841                  6/30/2007             11,994
   9/30/2007             12,173                  9/30/2007             12,232
  12/31/2007             11,850                 12/31/2007             11,837
   3/31/2008             10,573                  3/31/2008             10,715
   6/30/2008             10,492                  6/30/2008             10,512
   9/30/2008              9,890                  9/30/2008              9,529
  12/31/2008              7,611                 12/31/2008              7,387
   3/31/2009              6,796                  3/31/2009              6,615

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 2000 and the initial public offering of Class C shares commenced on May 16, 2000.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP GROWTH FUND
SUB-ADVISED BY NAVELLIER & ASSOCIATES

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Growth Fund was -39.71% for the year ended March 31, 2009. The total return of the Russell 1000(R) Growth Index was -34.28% for the same period.

The good news for growth investors is that the growth style is substantially beating the value style so far in 2009. The stock market continued to digest the impact of the various economic stimulus packages and bailouts, as evidenced by significant swings in the market averages. For the period, the Touchstone Large Cap Growth Fund fell behind its benchmark, the Russell 1000(R) Growth Index. Not surprisingly, the Financials sector proved to be a drag on the Fund's performance along with the Industrials sector. Yet the Information Technology and Consumer Discretionary sectors helped to mitigate against additional Fund declines. This performance differential between growth and value may be due largely to the lack of financial stocks in the Russell Growth indices. Given that the large value style has a considerable weighting of financial stocks relative to the large growth style, the performance advantage of growth will likely continue given the current stresses in the Financials sector. Thus, outlook for growth stocks continues to be positive. Further, investors seem to be sensing a turn for the better in both the domestic and foreign economies. Stabilization signs are emerging in housing, consumer spending and manufacturing, and the worst appears to be behind for the banking industry. These improvements should continue given rock-bottom interest rates and the revised rescue plan for banks. Finally, due to the record federal budget deficits, possible nationalization of major banks, and struggles related to the auto and related industries, there is little doubt that there is a flight to quality.

PORTFOLIO REVIEW

Contributors to relative performance were the Consumer Discretionary and Energy sectors. Detractors to performance were the Industrials, Health Care and Financials sectors, which were especially hard hit. The combination of systemic financial instability, macro-economic slowdown, and the political calculus of proposed changes to national health care policies are some of the reasons contributing to the sufferings of these sectors. Under current market conditions, we believe it is imperative to identify and select stocks of exceptional quality. At an individual stock level, while fundamental factors used in the stock selection process can and do change over time, the Navellier investment modeling methodology found that as of year-end, five fundamental factors were especially effective in screening for quality stocks. The factors in order of importance were: return on equity, standardized earnings estimates, analyst revisions, margin changes, and earnings momentum.

Stocks that detracted most from the Fund's performance included CSX Corp., Leucadia National Corp., AFLAC Inc., Intuitive Surgical and Lockheed Martin. It is likely that CSX struggled as the market discounted the use of the company's rail service offerings in the face of an economic slowdown. Given the earnings exposure of Leucadia National to the real estate and gaming industries, it is likely that investors looked unfavorably upon the outlook for the company over the short term. The same may be said for AFLAC since, as an insurance company, investors may be uncertain as to the impact of the current financial turmoil on the future earnings of the company. Contributors to performance include Consumer Discretionary stocks Kohl's and Amazon.com, Consumer Staples stock Wrigley (Wm) Jr., Energy stocks Andarko Petroleum and Chevron, and Health Care stock St. Jude's Medical Center.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

For the coming year, it appears that we may be in a very narrow stock market environment for some time, which we believe is an ideal environment for an individual stock-picking style of investment management, in contrast to passive index investing. The valuations that now exist for quality stocks, especially relative to interest rates, remain exceptional and are increasingly compelling. In addition, with record levels of money market assets "on the sidelines," the potential exists for an unexpected rally in stock prices in coming months. We continue to feel that, in this type of climate, it makes more sense to concentrate on stocks that are still exhibiting strong earnings and to stay focused and disciplined. Thus, we believe the Fund should be well positioned to benefit from future market advances.

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
  IN THE LARGE CAP GROWTH FUND - CLASS A* AND THE RUSSELL 1000(R) GROWTH INDEX

--------------------------------------------------------------------------------
                              LARGE CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 Year     5 years  10 years  Since Inception*
Class A                   (43.17%)    (4.31%)   (1.71%)        2.99%
Class B                   (42.35%)    (3.97%)      --         (1.68%)
Class C*                  (39.97%)    (3.74%)   (1.79%)        2.82%
Class Y*                  (39.58%)    (2.97%)   (1.02%)        3.62%
--------------------------------------------------------------------------------

Large Cap Growth Fund - Class A               Russell 1000(R) Growth Index
   DATE                                         DATE
   ----                                         ----
 03/31/99              9,425                  03/31/99             10,000
 06/30/99              9,579                  06/30/99             10,385
 09/30/99              9,602                  09/30/99             10,004
 12/31/99             13,442                  12/31/99             12,520
 03/31/00             16,212                  03/31/00             13,412
 06/30/00             15,482                  06/30/00             13,050
 09/30/00             16,981                  09/30/00             12,348
 12/31/00             12,412                  12/31/00              9,712
 03/31/01              8,939                  03/31/01              7,682
 06/30/01              9,413                  06/30/01              8,329
 09/30/01              7,985                  09/30/01              6,713
 12/31/01              9,499                  12/31/01              7,729
 03/31/02              9,179                  03/31/02              7,529
 06/30/02              8,402                  06/30/02              6,123
 09/30/02              7,260                  09/30/02              5,202
 12/31/02              6,963                  12/31/02              5,574
 03/31/03              7,129                  03/31/03              5,514
 06/30/03              8,088                  06/30/03              6,303
 09/30/03              8,442                  09/30/03              6,550
 12/31/03              9,442                  12/31/03              7,232
 03/31/04              9,888                  03/31/04              7,289
 06/30/04             10,299                  06/30/04              7,430
 09/30/04              9,933                  09/30/04              7,042
 12/31/04             11,059                  12/31/04              7,688
 03/31/05             11,333                  03/31/05              7,373
 06/30/05             11,401                  06/30/05              7,554
 09/30/05             12,184                  09/30/05              7,857
 12/31/05             12,869                  12/31/05              8,092
 03/31/06             13,287                  03/31/06              8,342
 06/30/06             12,281                  06/30/06              8,016
 09/30/06             11,864                  09/30/06              8,332
 12/31/06             12,367                  12/31/06              8,826
 03/31/07             12,601                  03/31/07              8,931
 06/30/07             13,658                  06/30/07              9,544
 09/30/07             15,360                  09/30/07              9,946
 12/31/07             15,633                  12/31/07              9,869
 03/31/08             13,965                  03/31/08              8,864
 06/30/08             14,719                  06/30/08              8,975
 09/30/08             11,989                  09/30/08              7,869
 12/31/08              9,124                  12/31/08              6,075
 03/31/09              8,420                  03/31/09              5,825

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on December 19, 1997 and the initial public offering of Class B and Class C shares commenced on October 4, 2003. The initial public offering of Class Y commenced on November 10, 2004. The returns for Class C and Class Y shares include performance of the Fund that was achieved prior to the creation of Class C and Class Y shares (October 4, 2003 and November 10, 2004, respectively), which is the same performance for Class A shares through October 4, 2003 and November 10, 2004, respectively. The returns have been restated for sales charges and for fees applicable to Class C and Class Y shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP VALUE FUND
SUB-ADVISED BY JS ASSET MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Value Fund was -70.60% for the twelve months ended March 31, 2009. The total return of the Russell 1000(R) Value Index was -42.42% for the same period.

In November 2008, deep value stocks were over four standard deviations undervalued relative to the market average; the widest spread we had ever seen. Valuation spreads remain three standard deviations undervalued and we still see tremendous opportunities. Historically, a deep value strategy has meaningfully outperformed coming out of an economic downturn. In fact, over the last 80 years, more than 70% of all outperformance from the value style has come when business conditions were poor. We remain committed to our deep value strategy of exploiting fear and not running from it. The Fund's portfolio remains undervalued more than the Russell 1000(R) Value Index on several valuation metrics.

PORTFOLIO REVIEW

The Financials sector sharply underperformed versus the benchmark. Overweight positions in the Information Technology sector as well as stock selection and an undervalued allocation in the Energy sector detracted from performance. Relative contributors to performance were the Industrials and Consumer Staples sectors.

The largest detractors to performance were Citigroup Inc., Genworth Financial, Bank of America and Fannie Mae from the Financials sector and Reliant Energy Inc. from the Utilities sector. Relative contributors included Morgan Stanley and Torchmark Corp. from the Financials sector, Tyson Foods Inc. from the Consumer Staples sector, and Lam Research Corp. and Novellus Systems Inc. from the Information Technology sector.

CURRENT STRATEGY AND OUTLOOK

We believe the nationalization of several financial firms and the failure of others caused the market to go into a tailspin. Volatility reached levels not seen since the Depression. The Financials sector and cyclical stocks were devastated and only stocks perceived as safe from the Utilities and Consumer Staples sectors did relatively well.

The current U.S. recession will likely be the longest and deepest in 60 years. Declines in GDP are expected to continue through the 3rd quarter, making it the longest recession since the Great Depression. The recession is global, with much of Asia and Europe seeing even larger GDP declines than the U.S.

We believe there is hope. Inventories declined at the sharpest rate in the nearly three decades for which we have data, so restocking will potentially boost GDP in the second half of this year. The Stimulus Plan should boost U.S. GDP by 2% per year starting in the second half of this year. Unlike the Great Depression in the U.S., or the early 1990s in Japan, the U.S. Federal Reserve has dramatically grown the monetary base (up 95% in 12 months). The Fed's quantitative easing has driven down interest rates on mortgages, auto loans and when implemented, "toxic" RMBS and CMBS securities. With mortgage rates now around 4.75% and the current rental yield at 7.2%, the equation to buy a home has never been better. Corporate bond spreads peaked in December, and have dropped meaningfully since then.

With all of these actions, we believe the chance of a U.S. depression is now low. The stock market led the economy on the way down and will lead the recovery. Unemployment, on the other hand, historically lags the recovery, so it will likely peak above 9%, potentially as high as 10%.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

The long term U.S. savings rate has been 7% to 9%. In the bubble period of the late 1990s, U.S. savings rates dropped to zero and the U.S. personal consumption rate approximated 70% of GDP. After the worst decade for stocks and housing prices ever, wealth destruction has caused a dramatic change in behavior and the savings rate jumped to 4.2% in January. The Stimulus Package should boost the savings rate back to normal by year end and push the consumption rate down to the low 60% range, which is the norm of most developed nations.

The stock and bond markets are pricing in a repeat of the Great Depression. Credit spreads are at levels only seen during the 1930s. The consensus earnings forecast for the U.S. market is down 58% from the peak, a decline not seen since that same period and much worse than the typical 20-30% decline seen in a recession. The P/E on those earnings is low. The S&P 500 P/E, using a five year average, is approximately 11x, the lowest since 1984. Historically, buying stock anywhere near this level has always resulted in above average long-term returns. The markets are disconnected from most economists who are assuming positive GDP growth in the second half. We believe the markets have overshot.

We have not wavered from our deep value approach which outperforms over time. We took calculated risks for which we expect to be compensated. In 2008, the defensive sectors (Telecommunication Services, Utilities and Health Care) massively outperformed cyclical stocks. Now, in general, defensive stocks are quite expensive and cyclical stocks quite undervalued. As a result, the Fund has a clear pro-cyclical tilt. Typically, cyclicals recover strongly at this point in the cycle and such a move would provide an additional tailwind. We have been focusing on companies that we believe have huge upsides, companies with catalysts so that appreciation is not a matter of if, but when, and companies with balance sheets that can weather the downturn.

The fate of the banks has moved from the realm of financial analysis into the political arena. We learned the hard way with Fannie Mae that despite a company clearly meeting all of its capital requirements and the regulator clearly stating that the company was not going to be taken over, the outcome can be dire. Upon hearing of the Obama Administration's new "stress test" capital requirement on the banking industry, we swiftly focused on what this could mean. We are projecting that the new test will be a 2-year forward look, based on worsening employment and GDP while focusing on tangible common equity (not Tier 1 capital). Our analysis showed one bank in particular would look very bad under this new test and was sold. Conversely, a second bank by our analysis of the likely new stress tests will pass a 3% tangible common equity to risk weighted asset ratio threshold. We saw a nearly tenfold upside, so even a small dilution leaves plenty of upside.

Life insurance stocks are down nearly as much as banks and have similar valuations, yet the higher quality companies are not nearly as risky. Banks hold loans which are hard to value. They are valued at management's discretion and we think generally do not reflect the full risk. Life insurers' portfolios are mostly mark to market bonds and securities which are now likely overly discounted. The traditional life insurance business is quite stable. The Fund's insurers have strong balance sheets with excess capital, strong risk based capital ratios, and good ratings. Finally, life insurers have less onerous state regulation and are not facing federal bank regulation which is in flux and likely getting more stringent.

After being underweight in the Financials sector through most of 2008, the Fund is now overweight. It is not overweight in banks but rather brokers and increasingly life insurers. The Fund also has an overweight position in each of the Information Technology and Consumer Discretionary sectors. As Health Care, Energy, Consumer Staples, Telecommunication Services, Industrials and Materials sectors are not greatly undervalued, the Fund continues to have an underweight position in each.

While other value managers have changed their style, JS Asset Management is sticking to its strategy of buying deep value stocks with catalysts. We believe the unprecedented Global Fiscal and Monetary policy will eventually work. Two or three years from now we expect to look back and see this was an extraordinary time to invest.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE FUND - CLASS A* AND THE RUSSELL 1000(R) VALUE INDEX

--------------------------------------------------------------------------------
                              LARGE CAP VALUE FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                           1 Year       Since Inception*
Class A                   (72.28%)          (40.96%)
Class C                   (71.00%)          (40.41%)
--------------------------------------------------------------------------------

Large Cap Value Fund - Class A                    Russell 1000(R) Value Index

   DATE                                               DATE
   ----                                               ----
  03/06/06              9,425                        03/06/06             10,000
 3/31/2006              9,604                       3/31/2006             10,088
 6/30/2006              9,444                       6/30/2006             10,148
 9/30/2006              9,811                       9/30/2006             10,779
12/31/2006             10,835                      12/31/2006             11,641
 3/31/2007             10,768                       3/31/2007             11,785
 6/30/2007             11,560                       6/30/2007             12,366
 9/30/2007              9,927                       9/30/2007             12,337
12/31/2007              7,908                      12/31/2007             11,621
 3/31/2008              6,750                       3/31/2008             10,608
 6/30/2008              5,697                       6/30/2008             10,045
 9/30/2008              3,570                       9/30/2008              9,431
12/31/2008              2,072                      12/31/2008              7,339
 3/31/2009              1,985                       3/31/2009              6,108

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares was March 6, 2006.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE MID CAP GROWTH FUND
SUB-ADVISED BY TCW INVESTMENT MANAGEMENT COMPANY, LLC
               WESTFIELD CAPITAL MANAGEMENT, LLC

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Mid Cap Growth Fund was -37.67% for the twelve month period ended March 31, 2009. The total return of the Russell Midcap(R) Growth Index was -39.58% for the same period.

The period offered stark contrast between the beginning and the ending months. The stock market shrugged off mounting credit problems in early 2008 only to be overwhelmed during the summer and fall as the global economy vaulted into a deep recession. Credit contracted, housing prices plummeted, and unemployment jumped. Large banks failed and/or needed governmental assistance to stay afloat. Oil prices peaked in early July 2008 at nearly $140 per barrel only to plummet to a low near $30 per barrel by December 2008 as worldwide demand contracted. The first quarter of 2009 was equally volatile as the stock market pierced the November 2008 lows in early March, only to rebound in the final three weeks of March on hopes that the economy is bottoming.

TCW INVESTMENT MANAGEMENT COMPANY, LLC

PORTFOLIO REVIEW

Although we are not pleased with negative absolute returns for the twelve month period ending March 31, 2009, our contrarian process of investing helped our portion of the Fund. Sound security selection in Financials was the principle driver of relative performance, led by People's United, whose strong capital base proved to be a competitive advantage during the market turmoil, and Knight Capital, whose trade execution business benefited from high market volatility. Consumer Discretionary also helped relative returns as we shifted the Fund to more value-oriented retailers, such as Burger King, American Eagle and TJX, all of which solidly contributed positively to performance. Health Care stocks, such as Edwards Lifesciences and Cerner also boosted the Fund's relative returns. Underweight positions in Consumer Staples and Utilities were the principle detractors from relative performance, though we used weakness in both areas to add to the Fund's weights throughout the year.

CURRENT STRATEGY AND OUTLOOK

Economic data remains decidedly to the downside, including weak employment, GDP, housing, and consumer confidence readings. If the market shrugs off negative earnings reports and large banks show signs of stabilization, then early March may have marked the bottom of the bear market. We continue to buy stocks trading at discounts to their intrinsic value hoping to find exceptional bargains that over the long run will translate into superior returns. As always, we remain ever vigilant and thank you for your continued support.

WESTFIELD CAPITAL MANAGEMENT, LLC

PORTFOLIO REVIEW

The merits of our bottom-up investment process was evident as positive security selection within our portion of the Fund, particularly in Information Technology and Health Care, were enough to offset underperformance within the Energy and Consumer Discretionary sectors.

Security selection with the Information Technology sector contributed positively to relative performance with broad participation from stocks within the Communications Equipment, Internet and Software Services, and the Software industries. Systems software vendor BMC Software reported its fourth quarter 2008 earnings that were ahead of Wall Street expectations driven by a dramatic increase in operating margins. A near doubling of large deals (greater than $1 million in contract value) gives us confidence in the sustainability of the margin improvement. The company also benefitted from Cisco's entry into the data center server market where BMC will be their systems management partner. Red Hat, an open source software development and licensing company, added to relative performance over the 12-month time period. This position was increased on two separate occasions as internal research revealed a better tone of business than anticipated by the Street, as well as sell-side financial models that did not reflect meaningful capital structure changes. Late in the first quarter of 2009, the company reported earnings that were ahead of consensus expectations and provided encouraging full-year revenue and earnings projections. NICE Systems, a provider of solutions for the management and analysis of unstructured content and data, reported better-than-expected earnings for the fourth quarter of 2008 on revenue growth of 12 percent. Given the uncertainty around corporate spending on technology, its focus on improving operational efficiencies and mitigating risk helped to differentiate fundamental performance. Large deal activity in the security space should provide good revenue visibility throughout 2009.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Security selection and a relative overweight position in the Health Care sector contributed positively to relative earnings during the period. Vertex, a biotechnology company, reported in-line earnings in late October and has a potentially promising late stage therapy for the treatment of Hepatitis C, as data shows it cures patients after 4 weeks of therapy. The company may have the ability to file with the FDA in early 2010 with what could be the first in class product to reach the market. They also have a late stage program in Cystic Fibrosis that targets the underlying defect. With sufficient cash to fund development, we believe the stock does not fully reflect the opportunity in Hepatitis C.

The Energy sector detracted from relative returns during the period. Crude oil prices declined by over 50 percent and shares of most Energy stocks were not far behind. It is our continued belief that non-OPEC supply growth remains a major problem. In fact, the International Energy Agency noted in mid-November that as current fields fade with age, decline rates will accelerate and more investment will be needed to make up the shortfall. Nonetheless, investments with exposure to the pursuit of oil and natural gas were punished in the latter half of 2008. National Oilwell Varco, for example, traded lower as Wall Street estimates of forward earnings were revised lower due to slowing consumables orders as a result of lower commodity prices impacting production activity. Meanwhile, the company has nearly nine quarters of visibility in backlog. Ninety percent of that backlog is international and 85 percent is offshore. This backlog is associated with large, long lead time projects that we think are less likely to be affected by the current commodity price weakness.

The Consumer Discretionary sector also detracted from relative performance during the period. Newell Rubbermaid, a manufacturer of branded consumer and commercial products, traded lower during the period. Falling resin prices were thought to have been enough to improve margins and protect earnings in a difficult market for discretionary goods. However, the company suffered from consumer trends toward generic substitution which pressured prices. International sales, which had been a stabilizing force, turned decidedly lower. As a result, the stock was sold. DeVry, a for-profit education company, contributed positively to relative return. The counter-cyclical nature of education stocks has made them great performers during the market decline. It is our contention that DeVry is among the higher quality publicly-traded education companies and we think Wall Street estimates for their earnings are too low for both this year and next. We believe this is a company that will likely thrive even when employment trends begin to stabilize.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

We continue our focus on sound fundamental trends and compelling valuations differentiated performance. The deeply oversold condition in the U.S. equity market reversed course after a series of macro events and the release of some economic data that appeared "less negative." Although we remain loath to chase this market, there are signs of life that are likely to lead to incremental changes to our portion of the Fund as some defensive growth stocks will be used as a source of funds for more pro-cyclical investments. Modest credit market improvement, easy financial comparisons, a positively sloped yield curve and huge cash balances that are at risk of missing a market move all heighten our interest in a more offensive portfolio posture. This, as always, will happen one stock at a time.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP GROWTH FUND - CLASS A* AND THE RUSSELL MIDCAP(R) GROWTH INDEX

--------------------------------------------------------------------------------
                              MID CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                                                                   Cumulative
               1 Year   5 years   10 Years   Since Inception*   Since Inception*
Class A       (41.25%)  (4.34%)     6.45%          8.86%                --
Class B       (40.55%)  (4.05%)       --           0.19%                --
Class C       (38.14%)  (3.92%)     6.30%          8.46%                --
Class Y           --       --         --             --              (1.82%)
--------------------------------------------------------------------------------

Mid Cap Growth Fund - Class A                    Russell Mid Cap(R) Growth Index

  Date                                             Date
  ----                                             ----
03/31/99            9,425                        03/31/99              10,000
06/30/99           11,170                        06/30/99              11,042
09/30/99           11,162                        09/30/99              10,489
12/31/99           14,159                        12/31/99              14,629
03/31/00           16,696                        03/31/00              17,718
06/30/00           17,080                        06/30/00              16,405
09/30/00           18,266                        09/30/00              16,819
12/31/00           17,828                        12/31/00              12,908
03/31/01           15,869                        03/31/01               9,671
06/30/01           18,256                        06/30/01              11,236
09/30/01           15,521                        09/30/01               8,112
12/31/01           19,086                        12/31/01              10,307
03/31/02           19,475                        03/31/02              10,125
06/30/02           17,081                        06/30/02               8,276
09/30/02           13,489                        09/30/02               6,854
12/31/02           14,598                        12/31/02               7,482
03/31/03           14,042                        03/31/03               7,481
06/30/03           16,893                        06/30/03               8,884
09/30/03           18,500                        09/30/03               9,520
12/31/03           20,926                        12/31/03              10,678
03/31/04           21,968                        03/31/04              11,193
06/30/04           22,260                        06/30/04              11,311
09/30/04           20,541                        09/30/04              10,821
12/31/04           23,140                        12/31/04              12,330
03/31/05           22,874                        03/31/05              12,124
06/30/05           23,302                        06/30/05              12,540
09/30/05           24,818                        09/30/05              13,361
12/31/05           25,628                        12/31/05              13,821
03/31/06           27,955                        03/31/06              14,872
06/30/06           27,152                        06/30/06              14,175
09/30/06           27,595                        09/30/06              14,301
12/31/06           29,281                        12/31/06              15,295
03/31/07           30,426                        03/31/07              15,901
06/30/07           33,018                        06/30/07              16,972
09/30/07           33,107                        09/30/07              17,337
12/31/07           32,819                        12/31/07              17,043
03/31/08           29,961                        03/31/08              15,176
06/30/08           32,241                        06/30/08              15,882
09/30/08           27,060                        09/30/08              13,063
12/31/08           19,886                        12/31/08               9,489
03/31/09           18,675                        03/31/09               9,170

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

*** The initial public offering of Class Y shares commenced on February 2, 2009.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
March 31, 2009
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Health Care                                                                29.5
Information Technology                                                     22.5
Consumer Discretionary                                                     14.9
Industrials                                                                12.8
Consumer Staples                                                            5.2
Energy                                                                      3.8
Financials                                                                  3.8
Telecommunication Services                                                  2.1
Materials                                                                   1.9
Utilities                                                                   1.3
Investment Funds                                                           20.3
Other Assets/Liabilities (Net)                                            (18.1)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     20.5
Health Care                                                                14.5
Energy                                                                     13.7
Consumer Staples                                                           12.3
Industrials                                                                10.6
Consumer Discretionary                                                     10.0
Financials                                                                  8.9
Utilities                                                                   2.8
Telecommunication Services                                                  2.7
Materials                                                                   2.6
Investment Funds                                                           27.3
Other Assets/Liabilities (Net)                                            (25.9)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Financials                                                                 25.9
Information Technology                                                     21.7
Consumer Discretionary                                                     18.4
Energy                                                                     10.1
Utilities                                                                   7.1
Industrials                                                                 4.9
Miscellaneous                                                               3.5
Telecommunication Services                                                  3.4
Consumer Staples                                                            2.8
Health Care                                                                 0.2
Investment Funds                                                           25.0
Other Assets/Liabilities (Net)                                            (23.0)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     32.5
Health Care                                                                27.5
Consumer Staples                                                            8.7
Industrials                                                                 8.6
Energy                                                                      7.8
Materials                                                                   5.9
Consumer Discretionary                                                      4.8
Financials                                                                  1.9
Investment Funds                                                           30.2
Other Assets/Liabilities (Net)                                            (27.9)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     22.9
Consumer Discretionary                                                     15.9
Materials                                                                  13.7
Health Care                                                                13.5
Energy                                                                     10.8
Industrials                                                                 9.1
Financials                                                                  5.4
Consumer Staples                                                            5.0
Telecommunication Services                                                  1.8
Investment Funds                                                           24.8
Other Assets/Liabilities (Net)                                            (22.9)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Information Technology                                                     21.1
Health Care                                                                16.3
Financials                                                                 13.5
Industrials                                                                13.3
Consumer Discretionary                                                     12.2
Energy                                                                      9.3
Materials                                                                   4.9
Utilities                                                                   3.3
Consumer Staples                                                            1.6
Investment Funds                                                           33.6
Other Assets/Liabilities (Net)                                            (29.1)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
March 31, 2009
--------------------------------------------------------------------------------

                                                                        DIVERSIFIED                     LARGE
                                                                          SMALL CAP      GROWTH        CAP CORE       LARGE CAP
                                                                          GROWTH      OPPORTUNITIES     EQUITY          GROWTH
                                                                            FUND          FUND           FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                             $  29,428,089  $  35,878,736  $  76,625,073  $ 1,016,781,737
====================================================================================================================================
   Affiliated securities, at market value                              $     641,572  $     433,965  $     597,038  $    14,569,372
   Non-affiliated securities, at market value                             23,123,956     30,588,628     58,487,876      940,700,021
------------------------------------------------------------------------------------------------------------------------------------
   At market value - including $3,412,494, $7,004,811, $12,224,107, and $176,975,351 of securities loaned for the Diversified Small
     Cap Growth Fund, Growth Opportunities Fund, Large Cap Core        $  23,765,528  $  31,022,593  $  59,084,914  $   955,269,393
     Equity Fund, and Large Cap Growth Fund, respectively.
Dividends and interest receivable                                              7,508         12,001        139,369        1,706,363
Receivable for capital shares sold                                               998         17,195          3,528          993,656
Receivable for securities sold                                                19,922        237,729             --               --
Receivable for securities lending income                                       8,613          1,561          2,574           79,292
Other assets                                                                  18,320         46,676          5,062           34,129
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                              23,820,889     31,337,755     59,235,447      958,082,833
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable upon return of securities loaned                                   3,452,262      6,894,924     12,216,169      178,301,175
Payable for capital shares redeemed                                            2,489        103,303         12,460        1,868,986
Payable for securities purchased                                             184,730             --             --               --
Payable to Advisor                                                             2,412         12,553         24,530          363,422
Payable to other affiliates                                                   15,992         17,424          8,957          249,136
Payable to Trustees                                                            2,280          2,280          2,280            2,280
Other accrued expenses and liabilities                                        31,798         66,457         39,809          293,492
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          3,691,963      7,096,941     12,304,205      181,078,491
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                             $  20,128,926  $  24,240,814  $  46,931,242  $   777,004,342
====================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                        $  47,818,574  $  77,023,209  $  73,652,003  $ 1,205,181,256
Accumulated net investment income                                                 --             --        263,429        2,186,078
Accumulated net realized losses from security transactions               (22,027,087)   (47,926,252)    (9,444,031)    (368,850,648)
Net unrealized depreciation on investments                                (5,662,561)    (4,856,143)   (17,540,159)     (61,512,344)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                             $  20,128,926  $  24,240,814  $  46,931,242  $   777,004,342
====================================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                              $   9,053,548  $  17,973,331  $  45,073,315  $   418,808,065
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
     of shares authorized, no par value)                                   1,444,250      1,247,499      7,517,776       28,433,582
====================================================================================================================================
Net asset value and redemption price per share                         $        6.27  $       14.41  $        6.00  $         14.73
====================================================================================================================================
Maximum offering price per share                                       $        6.65  $       15.29  $        6.37  $         15.63
====================================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                              $          --  $          --  $          --  $    14,186,065
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
     authorized, no par value)                                                    --             --             --          997,449
====================================================================================================================================
Net asset value, offering price and redemption price per share*        $          --  $          --  $          --  $         14.22
====================================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------


                                                                         DIVERSIFIED                     LARGE
                                                                          SMALL CAP      GROWTH         CAP CORE       LARGE CAP
                                                                           GROWTH     OPPORTUNITIES      EQUITY         GROWTH
                                                                            FUND          FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                               $  2,267,540  $   6,262,467  $   1,857,927  $   137,641,122
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
     authorized, no par value)                                               365,887        462,079        312,351        9,657,926
====================================================================================================================================
Net asset value, offering price and redemption price per share*         $       6.20  $       13.55  $        5.95  $         14.25
====================================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                               $  8,807,838  $       2,508  $          --  $   206,369,090
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
     of shares authorized, no par value)                                   1,397,393            174             --       13,907,460
====================================================================================================================================
Net asset value, offering price and redemption price per share          $       6.30  $       14.41  $          --  $         14.84
====================================================================================================================================

PRICING OF INSTITUTIONAL CLASS SHARES
Net assets attributable to Institutional Class shares                   $         --  $       2,508  $          --  $            --
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
     authorized, no par value)                                                    --            174             --               --
====================================================================================================================================
Net asset value, offering price and redemption price per share          $         --  $       14.42  $          --  $            --
====================================================================================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                             LARGE CAP                  MID CAP
                                                                               VALUE                    GROWTH
                                                                                FUND                     FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                              $         15,551,347    $        914,946,181
=====================================================================================================================
   Affiliated securities, at market value                               $            295,932    $         32,053,889
   Non-affiliated securities, at market value                                      8,422,389             724,535,871
---------------------------------------------------------------------------------------------------------------------
   At market value - including $1,461,108 and $164,717,349
     of securities loaned for the Large Cap Value Fund and
     Mid Cap Growth Fund, respectively.                                 $          8,718,321    $        756,589,760
Dividends and interest receivable                                                      2,615                 829,513
Receivable for capital shares sold                                                    20,720               1,261,460
Receivable for securities sold                                                        20,228                 261,742
Receivable for securities lending income                                                 362                  52,118
Other assets                                                                          15,627                  56,010
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       8,777,873             759,050,603
---------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable upon return of securities loaned                                           1,474,505             164,974,116
Payable for capital shares redeemed                                                   27,318               1,441,916
Payable for securities purchased                                                     145,487               5,225,025
Payable to Advisor                                                                     1,308                 379,623
Payable to other affiliates                                                            6,964                 398,201
Payable to Trustees                                                                    2,280                   2,103
Other accrued expenses and liabilities                                                34,612                 567,582
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  1,692,474             172,988,566
---------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                              $          7,085,399    $        586,062,037
=====================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                         $         49,756,210    $        910,918,893
Accumulated net realized losses from security transactions                       (35,837,785)           (166,500,435)
Net unrealized depreciation on investments                                        (6,833,026)           (158,356,421)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                              $          7,085,399    $        586,062,037
=====================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                               $          5,321,136    $        397,756,438
=====================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value)                                                        2,942,709              30,707,280
=====================================================================================================================
Net asset value and redemption price per share                          $               1.81    $              12.95
=====================================================================================================================
Maximum offering price per share                                        $               1.92    $              13.74
=====================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                               $                 --    $         29,520,904
=====================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value)                                                               --               2,687,973
=====================================================================================================================
Net asset value, offering price and redemption price per share*         $                 --    $              10.98
=====================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                             LARGE CAP                  MID CAP
                                                                               VALUE                    GROWTH
                                                                                FUND                     FUND
---------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                               $          1,764,263    $        158,782,240
=====================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value)                                                          983,532              14,444,123
=====================================================================================================================
Net asset value, offering price and redemption price per share*         $               1.79    $              10.99
=====================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                               $                 --    $              2,455
=====================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value)                                                               --                     189
=====================================================================================================================
Net asset value, offering price and redemption price per share          $                 --    $              12.96
=====================================================================================================================

* Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended March 31, 2009
--------------------------------------------------------------------------------

                                                         DIVERSIFIED                           LARGE
                                                          SMALL CAP           GROWTH          CAP CORE           LARGE CAP
                                                           GROWTH         OPPORTUNITIES        EQUITY              GROWTH
                                                            FUND               FUND             FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                    $       21,513    $       23,773    $       32,556    $      823,111
Dividends from non-affiliated securities (A)                   102,756           205,819         1,605,737        14,753,647
Interest                                                            93               191               105               758
Income from securities loaned                                  236,204            52,832            45,300         1,773,079
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        360,566           282,615         1,683,698        17,350,595
-----------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                       321,173           341,272           432,371         7,181,753
Distribution expenses, Class A                                  41,105            60,617           160,384         1,583,213
Distribution expenses, Class B                                      --            14,832                --           238,441
Distribution expenses, Class C                                  30,628            90,603            23,649         2,069,328
Administration fees                                             61,176            69,589           133,037         2,035,336
Transfer Agent fees, Class A                                    61,984            66,431            42,818           698,711
Transfer Agent fees, Class B                                        --             6,979                --            44,863
Transfer Agent fees, Class C                                    16,369            24,750             7,888           277,088
Transfer Agent fees, Class Y                                     5,106                --                --           115,239
Postage and supplies                                            36,730            44,522            20,311           268,235
Reports to shareholders                                          3,206            14,594             7,445           179,497
Registration fees, Class A                                      26,574            13,827            10,989            37,274
Registration fees, Class B                                          --            12,896                --            10,712
Registration fees, Class C                                      16,170             8,486             6,617            21,033
Registration fees, Class Y                                      14,592                --                --            12,790
Professional fees                                               20,026            20,815            22,279            81,110
Custodian fees                                                   1,688             9,057             6,262            68,375
Trustees' fees and expenses                                      3,337             6,744             5,349             7,268
Compliance fees and expenses                                     1,115             1,319             1,296             6,177
Other expenses                                                   2,257               423             2,224            33,584
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                 663,236           807,756           882,919        14,970,027
Fees waived by the Administrator                               (61,176)          (69,589)          (98,799)         (924,129)
Fees waived and/or expenses reimbursed by the Advisor         (177,843)         (131,696)               --                --
Fees reduced by Custodian                                           --                --                --            (9,955)
-----------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                   424,217           606,471           784,120        14,035,943
-----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                   (63,651)         (323,856)          899,578         3,314,652
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from security transactions              (9,624,130)       (6,773,831)       (9,214,214)     (341,832,277)
Net change in unrealized appreciation/
   depreciation on investments                              (1,538,607)       (7,150,096)      (18,011,816)     (210,014,994)
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS          (11,162,737)      (13,923,927)      (27,226,030)     (551,847,271)
-----------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS              $  (11,226,388)   $  (14,247,783)   $  (26,326,452)   $ (548,532,619)
=============================================================================================================================

(A) Net of foreign tax withholding of:                  $           --    $          660    $        1,380    $      166,380

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                          LARGE CAP         MID CAP
                                                            VALUE           GROWTH
                                                            FUND             FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                    $      12,548    $     854,015
Dividends from non-affiliated securities (A)                  354,613       10,027,691
Interest                                                          168              569
Income from securities loaned                                 104,446        1,264,697
---------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       471,775       12,146,972
---------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                      133,724        6,821,984
Distribution expenses, Class A                                 31,846        1,395,691
Distribution expenses, Class B                                     --          485,509
Distribution expenses, Class C                                 50,914        2,459,209
Administration fees                                            35,660        1,705,505
Transfer Agent fees, Class A                                   20,783          862,043
Transfer Agent fees, Class B                                       --          100,895
Transfer Agent fees, Class C                                   19,369          454,253
Postage and supplies                                           20,414          625,224
Reports to shareholders                                        10,122          199,227
Professional fees                                              20,131           76,646
Registration fees, Class A                                     14,515           29,780
Registration fees, Class B                                         --           10,549
Registration fees, Class C                                      8,526           16,458
Custodian fees                                                  4,069           66,223
Trustees' fees and expenses                                     7,183            5,828
Compliance fees and expenses                                    1,606            5,387
Other expenses                                                    598           34,270
---------------------------------------------------------------------------------------
TOTAL EXPENSES                                                379,460       15,354,681
Fees waived by the Administrator                              (35,660)        (348,150)
Other operating expenses reimbursed by the Advisor            (65,324)              --
---------------------------------------------------------------------------------------
NET EXPENSES                                                  278,476       15,006,531
---------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                  193,299       (2,859,559)
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions            (29,398,630)    (154,319,675)
Net change in unrealized appreciation/
   depreciation on investments                              8,616,169     (231,737,939)
---------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS         (20,782,461)    (386,057,614)
---------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS              $ (20,589,162)   $(388,917,173)
=======================================================================================

(A) Net of foreign tax withholding of:                  $         100    $       7,697

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 DIVERSIFIED                     GROWTH
                                                                                  SMALL CAP                  OPPORTUNITIES
                                                                                 GROWTH FUND                      FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR          YEAR            YEAR            YEAR
                                                                            ENDED         ENDED           ENDED           ENDED
                                                                           MARCH 31,     MARCH 31,       MARCH 31,       MARCH 31,
                                                                             2009         2008(A)       2009(B)(C)         2008
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                                      $    (63,651) $   (105,712)   $   (323,856)   $   (537,079)
Net realized gains (losses) from security transactions                     (9,624,130)      601,739      (6,773,831)      6,787,746
Net change in unrealized appreciation/depreciation on investments          (1,538,607)   (3,667,836)     (7,150,096)     (2,959,595)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     (11,226,388)   (3,171,809)    (14,247,783)      3,291,072
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains, Class A                                                   --      (752,111)             --              --
From net realized gains, Class C                                                   --        (2,212)             --              --
From net realized gains, Class Y                                                   --      (631,432)             --              --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                          --    (1,385,755)             --              --
------------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                   2,325,565     3,167,457      10,983,044       8,890,874
Reinvested distributions                                                           --       744,007              --              --
Proceeds from shares issued in connection with merger(D)                           --    16,787,855              --              --
Payments for shares redeemed                                              (10,439,076)   (1,092,663)     (9,002,735)    (20,930,319)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A  SHARE TRANSACTIONS     (8,113,511)   19,606,656       1,980,309     (12,039,445)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
Proceeds from shares sold                                                          --            --         179,046         144,930
Payments for shares redeemed                                                       --            --      (1,769,228)       (568,213)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS                         --            --      (1,590,182)       (423,283)
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
Proceeds from shares sold                                                     454,913        30,668       1,562,451       1,718,568
Reinvested distributions                                                           --         2,028              --              --
Proceeds from shares issued in connection with merger(D)                           --     4,738,407              --              --
Payments for shares redeemed                                               (1,205,593)     (162,935)     (2,906,983)     (3,077,255)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS        (750,680)    4,608,168      (1,344,532)     (1,358,687)
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Proceeds from shares sold                                                   2,368,883       153,398           2,500              --
Reinvested distributions                                                           --       625,498              --              --
Proceeds from shares issued in connection with merger(D)                           --    10,000,673              --              --
Payments for shares redeemed                                               (3,840,927)     (719,725)             --              --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS      (1,472,044)   10,059,844           2,500              --
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Proceeds from shares sold                                                          --            --           2,500              --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INSTITUTIONAL CLASS SHARE TRANSACTIONS             --            --           2,500              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (21,562,623)   29,717,104     (15,197,188)    (10,530,343)
NET ASSETS
Beginning of  year                                                         41,691,549    11,974,445      39,438,002      49,968,345
------------------------------------------------------------------------------------------------------------------------------------
End of  year                                                             $ 20,128,926  $ 41,691,549    $ 24,240,814    $ 39,438,002
====================================================================================================================================
ACCUMULATED NET INVESTMENT                                               $         --  $         --    $         --    $         --
====================================================================================================================================

(A) Class C represents the period from commencement of operations (August 1, 2007) through March 31, 2008.

(B)   Class B represents the period from April 1, 2008 through February 1, 2009.

(C) Class Y and Institutional Class represent the period from commencement of operations (February 2, 2009) through March 31, 2009.

(D)   See Footnote 9 in notes to financial statements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                           LARGE CAP CORE                     LARGE CAP
                                                                             EQUITY FUND                     GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR           YEAR           YEAR             YEAR
                                                                         ENDED          ENDED          ENDED            ENDED
                                                                       MARCH 31,      MARCH 31,      MARCH 31,        MARCH 31,
                                                                         2009           2008           2009             2008
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                         $     899,578  $     866,217  $     3,314,652  $    (1,155,972)
Net realized gains (losses) from security transactions                  (9,214,214)     6,463,979     (341,832,277)      78,418,915
Net change in unrealized appreciation/depreciation on investments      (18,011,816)   (11,752,556)    (210,014,994)      11,288,276
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  (26,326,452)    (4,422,360)    (548,532,619)      88,551,219
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                       (826,694)      (869,683)        (384,725)              --
From net investment income, Class C                                        (23,762)        (6,974)              --               --
From net investment income, Class Y                                             --             --         (743,849)              --
From net realized gains, Class A                                        (4,234,966)    (3,072,157)              --               --
From net realized gains, Class C                                          (191,660)      (115,209)              --               --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS               (5,277,082)    (4,064,023)      (1,128,574)              --
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                               11,416,914      3,683,254      275,238,115      248,046,527
Reinvested distributions                                                 4,958,772      3,889,452          249,999               --
Payments for shares redeemed                                           (25,433,557)    (9,913,649)    (255,367,571)    (251,396,114)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE
  TRANSACTIONS                                                          (9,057,871)    (2,340,943)      20,120,543       (3,349,587)
------------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                       --             --        2,200,560        4,553,787
Payments for shares redeemed                                                    --             --       (6,221,431)      (3,971,491)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS B SHARE
  TRANSACTIONS                                                                  --             --       (4,020,871)         582,296
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                2,075,124        360,222       58,876,139       77,098,573
Reinvested distributions                                                   148,421        100,046               --               --
Payments for shares redeemed                                            (2,154,892)    (1,514,470)     (53,064,767)     (46,988,762)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS                                                              68,653     (1,054,202)       5,811,372       30,109,811
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                       --             --      339,657,227       18,878,626
Reinvested distributions                                                        --             --          715,680               --
Payments for shares redeemed                                                    --             --      (53,196,540)     (30,750,486)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y SHARE
  TRANSACTIONS                                                                  --             --      287,176,367      (11,871,860)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                (40,592,752)   (11,881,528)    (240,573,782)     104,021,879

NET ASSETS
Beginning of  year                                                      87,523,994     99,405,522    1,017,578,124      913,556,245
------------------------------------------------------------------------------------------------------------------------------------
End of  year                                                         $  46,931,242  $  87,523,994  $   777,004,342  $ 1,017,578,124
====================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                    $     263,429  $     214,307  $     2,186,078  $            --
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                              LARGE CAP                        MID CAP
                                                                             VALUE FUND                      GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR             YEAR           YEAR              YEAR
                                                                      ENDED            ENDED           ENDED             ENDED
                                                                     MARCH 31,        MARCH 31,       MARCH 31,        MARCH 31,
                                                                       2009             2008           2009(A)           2008
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                      $       193,299   $     369,221  $    (2,859,559) $    (9,330,452)
Net realized gains (losses) from security transactions                (29,398,630)     (4,840,876)    (154,319,675)     126,657,990
Net change in unrealized appreciation/depreciation on investments       8,616,169     (17,198,483)    (231,737,939)    (132,524,125)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            (20,589,162)    (21,670,138)    (388,917,173)     (15,196,587)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                      (215,080)       (276,762)              --               --
From net investment income, Class C                                       (65,250)         (8,042)              --               --
From net realized gains, Class A                                               --      (1,859,568)      (7,418,546)     (83,106,401)
From net realized gains, Class B                                               --              --         (709,563)      (9,367,106)
From net realized gains, Class C                                               --        (873,430)      (3,686,097)     (44,739,520)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                (280,330)     (3,017,802)     (11,814,206)    (137,213,027)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                               4,874,733      19,751,253      198,229,454      190,248,618
Reinvested distributions                                                  207,375       1,817,713        6,477,072       70,079,740
Payments for shares redeemed                                           (8,689,205)    (11,126,403)    (194,004,433)    (232,671,372)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE
  TRANSACTIONS                                                         (3,607,097)     10,442,563       10,702,093       27,656,986
------------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                      --              --        2,085,030        4,289,248
Reinvested distributions                                                       --              --          554,988        7,301,219
Payments for shares redeemed                                                   --              --      (12,750,178)     (14,187,674)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE
  TRANSACTIONS                                                                 --              --      (10,110,160)      (2,597,207)
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                 760,133       9,574,773       29,438,796       47,085,566
Reinvested distributions                                                   58,850         719,340        2,383,946       28,910,918
Payments for shares redeemed                                           (2,505,493)     (7,628,859)     (59,914,155)     (68,954,343)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS                                                         (1,686,510)      2,665,254      (28,091,413)       7,042,141
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                      --              --            2,500               --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS                     --              --            2,500               --
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DECREASE IN NET ASSETS                                          (26,163,099)    (11,580,123)    (428,228,359)    (120,307,694)

NET ASSETS
Beginning of  year                                                     33,248,498      44,828,621    1,014,290,396    1,134,598,090
------------------------------------------------------------------------------------------------------------------------------------
End of  year                                                      $     7,085,399   $  33,248,498  $   586,062,037  $ 1,014,290,396
====================================================================================================================================

ACCUMULATED NET INVESTMENT                                        $            --   $          --  $            --  $            --
====================================================================================================================================

(A) Class Y represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP GROWTH FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED             PERIOD
                                                                       MARCH 31,               ENDED
                                                               ------------------------      MARCH 31,
                                                                  2009          2008         2007(A)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $     9.80    $    11.64     $    10.00
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                     (0.02)         0.50          (0.07)
   Net realized and unrealized gains (losses) on investments        (3.51)        (1.15)          1.71
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                    (3.53)        (0.65)          1.64
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                  --         (1.19)            --
-----------------------------------------------------------------------------------------------------------
Net asset value at end of period                               $     6.27    $     9.80     $    11.64
-----------------------------------------------------------------------------------------------------------
Total return(B)                                                    (36.02%)       (7.28%)        16.40%(C)
===========================================================================================================
Net assets at end of period (000's)                            $    9,054    $   22,955     $    5,846
===========================================================================================================
Ratio of net expenses to average net assets                          1.40%         1.40%          1.40%(D)
Ratio of net investment income (loss) to average net assets         (0.22%)        0.33%         (1.15%)(D)
Portfolio turnover rate                                               113%           99%            86%(D)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.


DIVERSIFIED SMALL CAP GROWTH FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------
                                                         YEAR         PERIOD
                                                         ENDED         ENDED
                                                       MARCH 31,     MARCH 31,
                                                         2009         2008(A)
-----------------------------------------------------------------------------------
Net asset value at beginning of period                 $    9.75     $   12.44
-----------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                     (0.08)        (0.22)
   Net realized and unrealized losses on investments       (3.47)        (1.28)
-----------------------------------------------------------------------------------
Total from investment operations                           (3.55)        (1.50)
-----------------------------------------------------------------------------------
Distributions from net realized gains                         --         (1.19)
-----------------------------------------------------------------------------------
Net asset value at end of period                       $    6.20     $    9.75
===================================================================================
Total return(B)                                           (36.41%)      (13.66%)(C)
===================================================================================
Net assets at end of period (000's)                    $   2,267     $   4,228
===================================================================================
Ratio of net expenses to average net assets                 2.15%         0.84%(D)
Ratio of net investment loss to average net assets         (0.98%)      (17.70%)(D)
Portfolio turnover rate                                      113%           99%

(A) Represents the period from commencement of operations (August 1, 2007) through March 31, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP GROWTH FUND--CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED              PERIOD
                                                                         MARCH 31,               ENDED
                                                               --------------------------      MARCH 31,
                                                                  2009            2008          2007(A)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $     9.84      $    11.66     $    10.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                      0.00(B)         0.04          (0.05)
   Net realized and unrealized gains (losses) on investments        (3.54)          (0.67)          1.71
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (3.54)          (0.63)          1.66
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                  --           (1.19)            --
-------------------------------------------------------------------------------------------------------------
Net asset value at end of period                               $     6.30      $     9.84     $    11.66
=============================================================================================================
Total return                                                       (35.98%)         (7.09%)        16.60%(C)
=============================================================================================================
Net assets at end of period (000's)                            $    8,808      $   14,509     $    6,128
=============================================================================================================
Ratio of net expenses to average net assets                          1.15%           1.15%          1.15%(D)
Ratio of net investment income (loss) to average net assets          0.02%          (0.52%)        (0.90%)(D)
Portfolio turnover rate                                               113%             99%            86%(D)


(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Not annualized.

(D)   Annualized.


GROWTH OPPORTUNITIES FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                               ---------------------------------------------------------------------
                                                                  2009          2008          2007          2006           2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    21.68    $    20.75    $    21.57    $    17.92     $    18.06
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                              (0.15)        (0.24)        (0.35)        (0.21)         (0.24)
   Net realized and unrealized gains (losses) on investments        (7.12)         1.17         (0.47)         3.86           0.10
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (7.27)         0.93         (0.82)         3.65          (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    14.41    $    21.68    $    20.75    $    21.57     $    17.92
====================================================================================================================================
Total return(A)                                                    (33.53%)        4.48%        (3.80%)       20.37%         (0.78%)
====================================================================================================================================
Net assets at end of year (000's)                              $   17,973    $   26,349    $   35,723    $   98,004     $   81,313
====================================================================================================================================
Ratio of net expenses to average net assets                          1.51%         1.55%         1.79%         1.64%          1.68%
Ratio of net investment loss to average net assets                  (0.70%)       (0.89%)       (1.12%)       (1.09%)        (1.14%)
Portfolio turnover rate                                                60%           82%          161%           80%            35%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND--CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                      PERIOD
                                                       ENDED                             YEAR ENDED MARCH 31,
                                                     FEBRUARY 1,     ---------------------------------------------------------------
                                                       2009(A)          2008         2007         2006         2005         2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               $   20.18       $   19.38    $   20.39    $   16.97    $   17.31    $   12.13
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                   (0.24)          (0.36)       (0.51)       (0.46)       (0.43)       (0.38)
   Net realized and unrealized gains
      (losses) on investments                            (6.64)           1.16        (0.50)        3.88         0.09         5.56
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (6.88)           0.80        (1.01)        3.42        (0.34)        5.18
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                     $   13.30       $   20.18    $   19.38    $   20.39    $   16.97    $   17.31
====================================================================================================================================
Total return(B)                                         (34.09%)(C)       4.13%       (4.95%)      20.15%       (1.96%)      42.70%
====================================================================================================================================
Net assets at end of period (000's)                  $   1,224       $   1,974    $   2,288    $   3,230    $   3,064    $   3,608
====================================================================================================================================
Ratio of net expenses to average net assets               2.28%(D)        2.30%        2.97%        2.97%        2.95%        2.84%
Ratio of net investment loss to average net assets       (1.51%)(D)      (1.59%)      (2.24%)      (2.39%)      (2.38%)      (2.45%)
Portfolio turnover rate                                     60%             82%         161%          80%          35%          47%

(A)   On February 2, 2009, Class B shares were exchanged for Class A shares.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

GROWTH OPPORTUNITIES FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                               --------------------------------------------------------------------
                                                                  2009          2008          2007          2006          2005
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    20.42    $    19.63    $    20.60    $    17.11    $    17.39
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                              (0.29)        (0.35)        (0.54)        (0.40)        (0.40)
   Net realized and unrealized gains (losses) on investments        (6.58)         1.14         (0.43)         3.89          0.12
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (6.87)         0.79         (0.97)         3.49         (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    13.55    $    20.42    $    19.63    $    20.60    $    17.11
===================================================================================================================================
Total return(A)                                                    (33.64%)        4.02%        (4.71%)       20.40%        (1.61%)
===================================================================================================================================
Net assets at end of year (000's)                              $    6,262    $   11,115    $   11,957    $   22,412    $   21,789
===================================================================================================================================
Ratio of net expenses to average net assets                          2.27%         2.30%         2.71%         2.57%         2.61%
Ratio of net investment loss to average net assets                  (1.46%)       (1.60%)       (2.00%)       (2.01%)       (2.04%)
Portfolio turnover rate                                                60%           82%          161%           80%           35%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND--CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                       ENDED
                                                                     MARCH 31,
                                                                      2009(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                             $   14.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                 (0.00)(B)
   Net realized and unrealized gains on investments                     0.04
--------------------------------------------------------------------------------
Total from investment operations                                        0.04
--------------------------------------------------------------------------------
Net asset value at end of period                                   $   14.41
================================================================================
Total return                                                            0.28%(C)
================================================================================
Net assets at end of period (000's)                                $       3
================================================================================
Ratio of net expenses to average net assets                             0.97%(D)
Ratio of net investment income to average net assets                    0.21%(D)
Portfolio turnover rate                                                   60%

(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Amount rounds to less than $0.01.

(C)   Not annualized.

(D)   Annualized.

GROWTH OPPORTUNITIES FUND--INSTITUTIONAL CLASS

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                       ENDED
                                                                     MARCH 31,
                                                                      2009(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                               $ 14.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                 (0.00)(B)
   Net realized and unrealized gains on investments                     0.05
--------------------------------------------------------------------------------
Total from investment operations                                        0.05
--------------------------------------------------------------------------------
Net asset value at end of period                                     $ 14.42
================================================================================
Total return                                                            0.35%(C)
================================================================================
Net assets at end of period (000's)                                  $     3
================================================================================
Ratio of net expenses to average net assets                             0.82%(D)
Ratio of net investment income to average net assets                    0.36%(D)
Portfolio turnover rate                                                   60%

(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Amount rounds to less than $0.01.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                               -------------------------------------------------------------------
                                                                  2009          2008          2007          2006          2005
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    10.36    $    11.36    $    10.49    $     9.48    $     9.10
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                             0.12          0.10          0.11          0.06          0.11
   Net realized and unrealized gains (losses) on investments        (3.77)        (0.62)         0.91          0.96          0.38
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (3.65)        (0.52)         1.02          1.02          0.49
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                             (0.11)        (0.10)        (0.15)        (0.01)        (0.11)
   Distributions from net realized gains                            (0.60)        (0.38)           --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.71)        (0.48)        (0.15)        (0.01)        (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $     6.00    $    10.36    $    11.36    $    10.49    $     9.48
==================================================================================================================================
Total return(A)                                                    (35.73%)       (5.03%)        9.83%        10.74%         5.32%
==================================================================================================================================
Net assets at end of year (000's)                              $   45,073    $   84,611    $   95,175    $   25,693    $    9,328
==================================================================================================================================
Ratio of net expenses to average net assets                          1.15%         1.15%         1.15%         1.00%         1.00%
Ratio of net investment income to average net assets                 1.38%         0.89%         0.97%         1.03%         1.18%
Portfolio turnover rate                                                51%           52%           54%            6%            7%

(A)   Total returns shown exclude the effect of applicable sales loads.


LARGE CAP CORE EQUITY FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                               -------------------------------------------------------------------
                                                                  2009          2008          2007          2006          2005
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    10.29    $    11.29    $    10.39    $     9.46    $     9.08
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                      0.04          0.01         (0.02)         0.03          0.04
   Net realized and unrealized gains (losses) on investments        (3.72)        (0.61)         0.96          0.91          0.37
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (3.68)        (0.60)         0.94          0.94          0.41
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                             (0.06)        (0.02)        (0.04)        (0.01)        (0.03)
   Distributions from net realized gains                            (0.60)        (0.38)           --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.66)        (0.40)        (0.04)        (0.01)        (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $     5.95    $    10.29    $    11.29    $    10.39    $     9.46
==================================================================================================================================
Total return(A)                                                    (36.23%)       (5.72%)        9.09%         9.91%         4.52%
==================================================================================================================================
Net assets at end of year (000's)                              $    1,858    $    2,913    $    4,231    $    1,399    $    1,675
==================================================================================================================================
Ratio of net expenses to average net assets                          1.90%         1.90%         1.90%         1.75%         1.75%
Ratio of net investment income (loss) to average net assets          0.70%         0.13%        (0.26%)        0.26%         0.41%
Portfolio turnover rate                                                51%           52%           54%            6%            7%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                               ---------------------------------------------------------------------
                                                                    2009         2008          2007         2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $     24.45   $     22.06   $     23.26   $     19.84   $     17.31
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                       0.09          0.02         (0.04)        (0.02)        (0.02)
   Net realized and unrealized gains (losses) on investments         (9.80)         2.37         (1.16)         3.44          2.55
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (9.71)         2.39         (1.20)         3.42          2.53
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                 (0.01)           --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $     14.73   $     24.45   $     22.06   $     23.26   $     19.84
====================================================================================================================================
Total return(A)                                                     (39.71%)       10.83%        (5.16%)       17.24%        14.62%
====================================================================================================================================
Net assets at end of year (000's)                              $   418,808   $   719,488   $   656,582   $   838,120   $   274,121
====================================================================================================================================
Ratio of net expenses to average net assets                           1.25%         1.25%         1.16%         1.17%         1.26%
Ratio of net investment income (loss) to average net assets           0.41%         0.06%        (0.16%)       (0.13%)       (0.23%)
Portfolio turnover                                                     126%           72%          115%          104%          127%

(A)   Total returns shown exclude the effect of applicable sales loads.


LARGE CAP GROWTH FUND--CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED MARCH 31,
                                                               ---------------------------------------------------------------------
                                                                    2009         2008          2007         2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    23.68    $    21.46    $    22.83    $    19.60    $    17.24
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                              (0.08)        (0.15)        (0.21)        (0.15)        (0.12)
   Net realized and unrealized gains (losses) on investments        (9.38)         2.37         (1.16)         3.38          2.48
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (9.46)         2.22         (1.37)         3.23          2.36
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    14.22    $    23.68    $    21.46    $    22.83    $    19.60
====================================================================================================================================
Total return(A)                                                    (39.95%)       10.34%        (6.00%)       16.48%        13.69%
====================================================================================================================================
Net assets at end of year (000's)                              $   14,186    $   29,829    $   26,669    $   27,781    $   10,579
====================================================================================================================================
Ratio of net expenses to average net assets                          2.00%         2.00%         2.02%         2.08%         2.25%
Ratio of net investment loss to average net assets                  (0.35%)       (0.65%)       (0.98%)       (1.02%)       (1.23%)
Portfolio turnover rate                                               126%           72%          115%          104%          127%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                               ---------------------------------------------------------------------
                                                                    2009         2008          2007         2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $     23.74   $     21.52   $     22.88   $     19.62   $     17.24
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                               (0.07)        (0.14)        (0.20)        (0.11)        (0.08)
   Net realized and unrealized gains (losses) on investments         (9.42)         2.36         (1.16)         3.37          2.46
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (9.49)         2.22         (1.36)         3.26          2.38
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $     14.25   $     23.74   $     21.52   $     22.88   $     19.62
====================================================================================================================================
Total return(A)                                                     (39.97%)       10.32%        (5.94%)       16.62%        13.81%
====================================================================================================================================
Net assets at end of year (000's)                              $   137,641   $   236,582   $   190,261   $   188,810   $    48,446
====================================================================================================================================
Ratio of net expenses to average net assets                           2.00%         2.00%         1.95%         1.98%         2.03%
Ratio of net investment loss to average net assets                   (0.33%)       (0.66%)       (0.92%)       (0.93%)       (0.97%)
Portfolio turnover rate                                                126%           72%          115%          104%          127%

(A)   Total returns shown exclude the effect of applicable sales loads.

LARGE CAP GROWTH FUND--CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PERIOD
                                                                                YEAR ENDED MARCH 31,                    ENDED
                                                               ----------------------------------------------------   MARCH 31,
                                                                  2009          2008         2007          2006        2005(A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $    24.64   $     22.19   $     23.33   $     19.86  $     18.34
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                             0.10          0.05          0.06          0.03         0.01
   Net realized and unrealized gains (losses) on investments        (9.85)         2.40         (1.20)         3.44         1.51
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (9.75)         2.45         (1.14)         3.47         1.52
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                (0.05)           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                               $    14.84   $     24.64   $     22.19   $     23.33  $     19.86
====================================================================================================================================
Total return                                                       (39.58%)       11.04%        (4.89%)       17.47%        8.29%(B)
====================================================================================================================================
Net assets at end of period (000's)                            $  206,369   $    31,679   $    40,044   $    66,655  $    43,279
====================================================================================================================================
Ratio of net expenses to average net assets                          0.97%         1.00%         0.90%         0.93%        1.01%(C)
Ratio of net investment income to average net assets                 0.95%         0.21%         0.13%         0.12%        0.21%(C)
Portfolio turnover                                                    126%           72%          115%          104%         127%

(A) Represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP VALUE FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             PERIOD
                                                                          YEAR ENDED MARCH 31,                ENDED
                                                                  ---------------------------------------   MARCH 31,
                                                                   2009          2008           2007         2006(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $     6.41    $    11.15     $    10.19     $    10.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                             0.06          0.10           0.04           0.01
   Net realized and unrealized gains (losses) on investments        (4.58)        (4.15)          1.19           0.18
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (4.52)        (4.05)          1.23           0.19
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                             (0.08)        (0.09)         (0.04)            --
   Distributions from net realized gains                               --         (0.60)         (0.23)            --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.08)        (0.69)         (0.27)            --
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                               $     1.81    $     6.41     $    11.15     $    10.19
=========================================================================================================================
Total return(B)                                                    (70.60%)      (37.31%)        12.12%          1.90%(C)
=========================================================================================================================
Net assets at end of period (000's)                            $    5,321    $   23,609     $   29,609     $   11,684
=========================================================================================================================
Ratio of net expenses to average net assets                          1.35%         1.35%          1.35%          1.30%(D)
Ratio of net investment income to average net assets                 1.30%         1.06%          0.55%          1.34%(D)
Portfolio turnover rate                                               100%           75%            57%            68%(D)

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP VALUE FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             PERIOD
                                                                          YEAR ENDED MARCH 31,                ENDED
                                                                  ---------------------------------------   MARCH 31,
                                                                   2009          2008           2007         2006(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $     6.38    $    11.09      $    10.18    $    10.00
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                      0.03          0.03           (0.01)         0.00(B)
   Net realized and unrealized gains (losses) on investments        (4.56)        (4.14)           1.17          0.18
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (4.53)        (4.11)           1.16          0.18
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                             (0.06)        (0.00)(B)       (0.01)           --
   Distributions from net realized gains                               --         (0.60)          (0.24)           --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.06)        (0.60)          (0.25)           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                               $     1.79    $     6.38      $    11.09    $    10.18
=========================================================================================================================
Total return(C)                                                    (71.00%)      (37.89%)         11.37%         1.80%(D)
=========================================================================================================================
Net assets at end of period (000's)                            $    1,764    $    9,639      $   15,220    $      561
=========================================================================================================================
Ratio of net expenses to average net assets                          2.10%         2.10%           2.10%         1.89%(E)
Ratio of net investment income (loss) to average net assets          0.55%         0.30%          (0.27%)        0.25%(E)
Portfolio turnover rate                                               100%           75%             57%           68%(E)

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP GROWTH FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED MARCH 31,
                                                               ---------------------------------------------------------------------
                                                                   2009          2008         2007          2006           2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    21.16    $    24.17    $    24.02    $    21.42    $     21.73
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                              (0.01)        (0.12)        (0.14)        (0.12)         (0.16)
   Net realized and unrealized gains (losses) on investments        (7.96)         0.01          2.20          4.70           1.03
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (7.97)        (0.11)         2.06          4.58           0.87
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                               (0.24)        (2.90)        (1.91)        (1.98)         (1.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    12.95    $    21.16    $    24.17    $    24.02    $     21.42
====================================================================================================================================
Total return(A)                                                    (37.67%)       (1.53%)        8.84%        22.21%          4.13%
====================================================================================================================================
Net assets at end of year (000's)                              $  397,756    $  649,891    $  713,666    $  639,501    $   574,855
====================================================================================================================================
Ratio of net expenses to average net assets                          1.50%         1.47%         1.50%         1.50%          1.50%
Ratio of net investment loss to average net assets                  (0.07%)       (0.53%)       (0.66%)       (0.57%)        (0.84%)
Portfolio turnover                                                     71%           64%           58%           69%            85%

(A)   Total returns shown exclude the effect of applicable sales loads.

MID CAP GROWTH FUND--CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED MARCH 31,
                                                               ---------------------------------------------------------------------
                                                                    2009         2008          2007          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    18.13    $    21.25    $    21.49    $    19.50     $    20.03
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                              (0.15)        (0.28)        (0.30)        (0.26)         (0.29)
   Net realized and unrealized gains (losses) on investments        (6.76)         0.06          1.97          4.23           0.94
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (6.91)        (0.22)         1.67          3.97           0.65
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                               (0.24)        (2.90)        (1.91)        (1.98)         (1.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    10.98    $    18.13    $    21.25    $    21.49     $    19.50
====================================================================================================================================
Total return(A)                                                    (38.12%)       (2.29%)        8.04%        21.24%          3.37%
====================================================================================================================================
Net assets at end of year (000's)                              $   29,521    $   61,977    $   74,935    $   79,552     $   71,879
====================================================================================================================================
Ratio of net expenses to average net assets                          2.25%         2.25%         2.25%         2.25%          2.25%
Ratio of net investment loss to average net assets                  (0.85%)       (1.31%)       (1.42%)       (1.32%)        (1.60%)
Portfolio turnover rate                                                71%           64%           58%           69%            85%


(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP GROWTH FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED MARCH 31,
                                                               ---------------------------------------------------------------------
                                                                    2009         2008          2007          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $     18.15   $     21.27   $     21.51   $     19.51   $     20.04
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                               (0.14)        (0.27)        (0.28)        (0.25)        (0.30)
   Net realized and unrealized gains (losses) on investments         (6.78)         0.05          1.95          4.23          0.95
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (6.92)        (0.22)         1.67          3.98          0.65
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                (0.24)        (2.90)        (1.91)        (1.98)        (1.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $     10.99   $     18.15   $     21.27   $     21.51   $     19.51
====================================================================================================================================
Total return(A)                                                     (38.14%)       (2.28%)        8.04%        21.28%         3.36%
====================================================================================================================================
Net assets at end of year (000's)                              $   158,782   $   302,422   $   345,997   $   327,867   $   284,966
====================================================================================================================================
Ratio of net expenses to average net assets                           2.25%         2.24%         2.25%         2.25%         2.25%
Ratio of net investment loss to average net assets                   (0.84%)       (1.30%)       (1.41%)       (1.32%)       (1.60%)
Portfolio turnover                                                      71%           64%           58%           69%           85%

(A)   Total returns shown exclude the effect of applicable sales loads.

MID CAP GROWTH FUND--CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                      ENDED
                                                                    MARCH 31,
                                                                     2009(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                             $  13.20
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                               0.02
   Net realized and unrealized losses on investments                  (0.26)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.24)
--------------------------------------------------------------------------------
Net asset value at end of period                                   $  12.96
================================================================================
Total return                                                          (1.82%)(B)
================================================================================
Net assets at end of period (000's)                                $      3
================================================================================
Ratio of net expenses to average net assets                            1.25%(C)
Ratio of net investment income to average net assets                   1.11%(C)
Portfolio turnover                                                       71%

(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
March 31, 2009
--------------------------------------------------------------------------------

1. ORGANIZATION

The Diversified Small Cap Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, and Mid Cap Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Funds are registered to offer certain of the following classes of shares:
Class A shares, Class B shares, Class C shares, Class Y shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Effective February 1, 2009, Class B shares of the Growth Opportunities Fund, Large Cap Growth Fund, and Mid Cap Growth Fund were closed to new investors. Based on approval by the Board of Trustees, the following changes took place effective February 2, 2009:

(i) Class B shares of the Growth Opportunities Fund were exchanged for Class A shares of the Growth Opportunities Fund.

(ii) Growth Opportunities Fund began offering Class Y shares and Institutional Class shares.

(iii) Mid Cap Growth Fund began offering Class Y shares.

The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered as outlined below:

                                         CLASS A (1)   CLASS B (2)   CLASS C (3)   CLASS Y (4)   INSTITUTIONAL CLASS (5)
------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund             X                           X              X
Growth Opportunities Fund                     X                           X              X                 X
Large Cap Core Equity Fund                    X                           X
Large Cap Growth Fund                         X             X             X              X
Large Cap Value Fund                          X                           X
Mid Cap Growth Fund                           X             X             X              X


(1) Currently sold subject to a maximum front-end sales load of 5.75% and a maximum distribution fee of up to 0.25% of average daily net assets

(2) Sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a maximum distribution fee of up to 1.00% of average daily net assets

(3) Sold subject to a 1.00% contingent deferred sales load for a one-year period and a maximum distribution fee of up to 1.00% of average daily net assets

(4) Sold without a distribution fee or sales charge, but offered only through selected dealers

(5) Sold without a distribution fee or sales charge, and subject to a higher minimum initial investment

Each Class A, Class B, Class C, Class Y, and Institutional Class share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A, Class Y, and Institutional Class shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

o Level 1 - quoted prices in active markets for identical securities

o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used to value the Funds net assets as of March 31, 2009:

                                                         LEVEL 2 -         LEVEL 3 -
                                                    OTHER SIGNIFICANT    SIGNIFICANT
                                       LEVEL 1 -        OBSERVABLE       UNOBSERVABLE
INVESTMENTS IN SECURITIES:           QUOTED PRICES        INPUTS            INPUTS
--------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund    $ 23,765,528      $         --      $         --
Growth Opportunities Fund              31,010,920                --                --
Large Cap Core Equity Fund             59,084,914                --                --
Large Cap Growth Fund                 955,269,393                --                --
Large Cap Value Fund                    8,718,321                --                --
Mid Cap Growth Fund                   756,589,760                --                --


PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

As of March 31, 2009, the following Funds loaned common stocks and received collateral as follows:

                                              MARKET VALUE            VALUE OF
                                               OF COMMON             COLLATERAL
                                              STOCKS LOANED           RECEIVED
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund             $  3,412,494          $  3,452,262
Growth Opportunities Fund                     $  7,004,811          $  6,894,924
Large Cap Core Equity Fund                    $ 12,224,107          $ 12,216,169
Large Cap Growth Fund                         $176,975,351          $178,301,175
Large Cap Value Fund                          $  1,461,108          $  1,474,505
Mid Cap Growth Fund                           $164,717,349          $164,974,116

All collateral received as cash and securities is received, held, and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral. Pursuant to the Funds' securities lending agreement, and according to normal operating procedures, the custodian segregated an additional $109,887 and $7,938 in collateral the following business day for securities on loan in the Growth Opportunities Fund and the Large Cap Core Equity Fund, respectively, as of March 31, 2009.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B, Class C, Class Y, and Institutional Class shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class B and Class C shares of the Funds are subject to a contingent deferred sales load of 5.00% and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase. The contingent deferred sales load for Class B shares will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales load for Class B shares.

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted or amortized into income using the effective yield method.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid to shareholders annually for each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEDERAL TAX INFORMATION

It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The tax character of distributions paid for the years ended March 31, 2009 and 2008 was as follows:

                                        DIVERSIFIED
                                         SMALL CAP                      GROWTH                     LARGE CAP
                                          GROWTH                    OPPORTUNITIES                 CORE EQUITY
                                           FUND                          FUND                         FUND
----------------------------------------------------------------------------------------------------------------------
                                   YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                   2009           2008           2009           2008           2009           2008
----------------------------------------------------------------------------------------------------------------------
From ordinary income           $         --   $  1,091,263   $         --   $         --   $    850,456   $    953,047
From long-term capital gains             --        250,461             --             --      4,426,626      3,110,976
From tax return of capital               --         44,031             --             --             --             --
----------------------------------------------------------------------------------------------------------------------
                               $         --   $  1,385,755   $         --   $         --   $  5,277,082   $  4,064,023
----------------------------------------------------------------------------------------------------------------------

                                        LARGE CAP
                                          GROWTH                   LARGE CAP VALUE               MID CAP GROWTH
                                           FUND                          FUND                          FUND
----------------------------------------------------------------------------------------------------------------------
                                   YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                   2009           2008           2009           2008           2009           2008
----------------------------------------------------------------------------------------------------------------------
From ordinary income           $  1,128,574   $         --   $    280,330   $  2,249,958   $         --   $ 10,614,691
From long-term capital gains             --             --             --        661,846     11,814,206    126,598,336
From tax return of capital               --             --             --        105,998             --             --
----------------------------------------------------------------------------------------------------------------------
                               $  1,128,574   $         --   $    280,330   $  3,017,802   $ 11,814,206   $137,213,027
----------------------------------------------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of March 31, 2009:

                                      DIVERSIFIED                             LARGE
                                       SMALL CAP           GROWTH            CAP CORE
                                        GROWTH          OPPORTUNITIES         EQUITY
                                         FUND               FUND               FUND
-----------------------------------------------------------------------------------------
Tax cost of portfolio investments   $    31,826,824    $    36,212,179    $    79,984,711
-----------------------------------------------------------------------------------------
Gross unrealized appreciation               287,883          1,026,989                 --
Gross unrealized depreciation            (8,349,179)        (6,216,575)       (20,899,797)
-----------------------------------------------------------------------------------------
Net unrealized depreciation              (8,061,296)        (5,189,586)       (20,899,797)
Undistributed ordinary income                    --                 --            263,429
Capital loss carryforward               (15,063,549)       (44,094,123)        (1,053,666)
Post October losses                      (4,564,803)        (3,498,686)        (5,030,727)
-----------------------------------------------------------------------------------------
    Accumulated deficit             $   (27,689,648)   $   (52,782,395)   $   (26,720,761)
=========================================================================================

                                       LARGE CAP          LARGE CAP           MID CAP
                                        GROWTH              VALUE             GROWTH
                                         FUND               FUND               FUND
-----------------------------------------------------------------------------------------
Tax cost of portfolio investments   $ 1,025,938,378    $    16,851,160    $   926,918,458
-----------------------------------------------------------------------------------------
Gross unrealized appreciation            42,083,743                 --         16,272,015
Gross unrealized depreciation          (112,752,728)        (8,132,839)      (186,600,713)
-----------------------------------------------------------------------------------------
Net unrealized depreciation             (70,668,985)        (8,132,839)      (170,328,698)
Undistributed ordinary income             2,186,078                 --                 --
Capital loss carryforward               (67,703,714)       (22,453,637)       (55,424,720)
Post October losses                    (291,990,293)       (12,084,335)       (99,103,438)
-----------------------------------------------------------------------------------------
    Accumulated deficit             $  (428,176,914)   $   (42,670,811)   $  (324,856,856)
=========================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of March 31, 2009, the Funds had the following capital loss carryforwards for federal income tax purposes.
                                                                        EXPIRES
FUND                                                   AMOUNT          MARCH 31,
--------------------------------------------------------------------------------

Diversified Small Cap Growth Fund                    $11,436,443         2015
                                                       3,627,106         2017
                                                     -----------
                                                      15,063,549
                                                     ===========
Growth Opportunities Fund                            $21,887,780         2011
                                                      17,098,132         2012
                                                       1,976,702         2013
                                                       3,131,509         2017
                                                     -----------
                                                      44,094,123
                                                     ===========
Large Cap Core Equity Fund                           $ 1,053,666         2017
                                                     ===========
Large Cap Growth Fund                                $26,177,120         2015
                                                      41,526,594         2017
                                                     -----------
                                                      67,703,714
                                                     ===========
Large Cap Value Fund                                 $22,453,637         2017
                                                     ===========
Mid Cap Growth Fund                                  $55,424,720         2017
                                                     ===========

The capital loss carryforwards and Post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Fund's capital accounts on a tax basis. The following reclassification of net investment loss have been made to the following Funds for the year ended March 31, 2009:
                                                     ACCUMULATED    ACCUMULATED
                                         PAID-IN    NET INVESTMENT  NET REALIZED
                                         CAPITAL       INCOME          GAINS
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund    $   (66,895)    $    63,533   $     3,362
Growth Opportunities Fund               (328,722)        323,694         5,028
Large Cap Value Fund                     (87,031)         87,031            --
Mid Cap Growth Fund                   (2,859,559)      2,859,559            --

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and was applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2006 through 2009) for purposes of applying FIN 48 and have concluded that no provision for income tax is required in their financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2009:

                                      DIVERSIFIED
                                        SMALL CAP         GROWTH         LARGE CAP         LARGE CAP
                                         GROWTH        OPPORTUNITIES    CORE EQUITY         GROWTH
                                          FUND             FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------
Purchases of investment securities   $   34,352,086   $   20,772,268   $   33,977,348   $1,585,937,478
-------------------------------------------------------------------------------------------------------
Proceeds from sales and maturities   $   44,724,058   $   20,601,449   $   47,116,488   $1,248,291,063
-------------------------------------------------------------------------------------------------------

                                                     LARGE CAP         MID CAP
                                                       VALUE           GROWTH
                                                       FUND             FUND
--------------------------------------------------------------------------------
Purchases of investment securities                 $ 17,672,240     $592,520,412
--------------------------------------------------------------------------------
Proceeds from sales and maturities                 $ 22,128,837     $634,191,523
--------------------------------------------------------------------------------

5. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.), and/or JPMorgan Chase Bank, N.A. (JPMorgan) the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

MANAGEMENT AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

Diversified Small Cap Growth Fund          1.05%
-----------------------------------------------------------------------------------------
Growth Opportunities Fund*                 0.83% on the first $500 million
                                           0.80% on the next $500 million
                                           0.75% of such assets in excess of $1 billion
-----------------------------------------------------------------------------------------
Large Cap Core Equity Fund                 0.65% on the first $100 million
                                           0.60% on the next $100 million
                                           0.55% on the next $100 million
                                           0.50% of such assets in excess of $300 million
-----------------------------------------------------------------------------------------
Large Cap Growth Fund                      0.75% on the first $200 million
                                           0.70% on the next $800 million
                                           0.65% of such assets in excess of $1 billion
-----------------------------------------------------------------------------------------
Large Cap Value Fund                       0.75%
-----------------------------------------------------------------------------------------
Mid Cap Growth Fund                        0.80%
-----------------------------------------------------------------------------------------

* Prior to February 2, 2009, the Fund paid 1.00% of the first $50 million of average net assets, 0.90% of the next $50 million of average net assets, 0.80% of the next $900 million of average net assets, and 0.75% on assets over $1 billion.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Advisor has retained various Sub-Advisors to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Advisor (not the Funds) pays the Sub-Advisors a fee for these services.

Fort Washington Investment Advisors, Inc., an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Diversified Small Cap Growth Fund.

Westfield Capital Management Company, LP has been retained by the Advisor to manage the investments of the Growth Opportunities Fund and a portion of the investments of the Mid Cap Growth Fund.

Todd Investment Advisors, Inc., an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Large Cap Core Equity Fund. Effective April 30, 2009, Todd Investment Advisors, Inc. changed its name to Todd/Veredus Asset Management, LLC and is no longer an affiliate of the Advsor.

Navellier & Associates, Inc. has been retained by the Advisor to manage the investments of the Large Cap Growth Fund.

JS Asset Management, LLC has been retained by the Advisor to manage the investments of the Large Cap Value Fund.

TCW Investment Management Company has been retained by the Advisor to manage a portion of the investments of the Mid Cap Growth Fund.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervising the preparation of tax returns, coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, preparing materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Funds Group Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

EXPENSE LIMITATION AGREEMENT

The Trust and the Advisor have entered into an Expense Limitation Agreement to contractually limit operating expenses of the Diversified Small Cap Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, and Mid Cap Growth Fund. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations, as stated below, for the Diversified Small Cap Growth Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, and Class A, B, and C shares of the Mid Cap Growth Fund through July 31, 2009. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations, as stated below, for the Growth Opportunities Fund and Class Y shares of the Mid Cap Growth Fund through February 1, 2010.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                       INSTITUTIONAL
                                   CLASS A  CLASS B  CLASS C  CLASS Y      CLASS
------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund   1.40%      --     2.15%    1.15%         --
Growth Opportunities Fund*          1.24%      --     1.99%    0.99%       0.84%
Large Cap Core Equity Fund          1.15%      --     1.90%      --          --
Large Cap Growth Fund               1.25%    2.00%    2.00%    0.99%         --
Large Cap Value Fund                1.35%      --     2.10%      --          --
Mid Cap Growth Fund                 1.50%    2.25%    2.25%    1.25%         --

* Effective February 2, 2009, the Fund changed its expense limits from 1.55% and 2.30% for Class A and Class C, respectively.

For the year ended March 31, 2009, the Advisor waived investment advisory fees, administration fees, and/or reimbursed expenses as follows:

                                    INVESTMENT                   OTHER OPERATING
                                     ADVISORY    ADMINISTRATION     EXPENSES
                                    FEES WAIVED   FEES WAIVED      REIMBURSED
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund    $106,110       $ 61,176         $ 71,733
Growth Opportunities Fund            $     --       $ 69,589         $131,696
Large Cap Core Equity Fund           $     --       $ 98,799         $     --
Large Cap Growth Fund                $     --       $924,129         $     --
Large Cap Value Fund                 $     --       $ 35,660         $ 65,324
Mid Cap Growth Fund                  $     --       $348,150         $     --
--------------------------------------------------------------------------------

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended March 31, 2009, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

                                                                      AMOUNT
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                                  $       5,328
Growth Opportunities Fund                                          $       5,299
Large Cap Core Equity Fund                                         $       2,999
Large Cap Growth Fund                                              $     567,572
Large Cap Value Fund                                               $       2,785
Mid Cap Growth Fund                                                $     439,294

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the year ended March 31, 2009:

Diversified Small Cap Growth Fund                                  $       2,090
Growth Opportunities Fund                                          $       6,759
Large Cap Core Equity Fund                                         $       2,319
Large Cap Growth Fund                                              $     120,981
Large Cap Value Fund                                               $       3,186
Mid Cap Growth Fund                                                $      66,695

In addition, the Underwriter collected the following contingent deferred sales charges on the redemption of Class B and Class C shares of the following Funds during the year ended March 31, 2009:

Diversified Small Cap Growth Fund                                  $          71
Growth Opportunities Fund                                          $       2,559
Large Cap Core Equity Fund                                         $         212
Large Cap Growth Fund                                              $      96,767
Large Cap Value Fund                                               $       2,013
Mid Cap Growth Fund                                                $      99,146

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment in the Touchstone Institutional Money Market Fund, for the year ended March 31, 2009, is noted below:

                                                  SHARE ACTIVITY
                                    ------------------------------------------
                                       BALANCE                                      BALANCE                       VALUE
                                      03/31/08       PURCHASES        SALES        03/31/09      DIVIDENDS       03/31/09
---------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund        426,337     21,843,195     21,627,960        641,572   $     21,513   $    641,572
---------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund              2,103,630     15,559,975     17,229,640        433,965   $     23,773   $    433,965
---------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund               909,424     16,413,235     16,725,621        597,038   $     32,556   $    597,038
---------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                 40,267,884    720,333,683    746,032,195     14,569,372   $    823,111   $ 14,569,372
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                   1,031,802      9,873,742     10,609,612        295,932   $     12,548   $    295,932
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                   31,135,521    394,010,433    393,092,065     32,053,889   $    854,015   $ 32,053,889
---------------------------------------------------------------------------------------------------------------------------

As of March 31, 2009, 60% of the Large Cap Core Equity Fund was owned by Western-Southern and subsidiaries.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                                   DIVERSIFIED SMALL CAP               GROWTH
                                                        GROWTH FUND               OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------
                                                   YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED
                                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                   2009          2008(A)      2009 (B)(C)       2008
--------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                         284,069        263,944        597,146        386,840
Shares reinvested                                        --         63,482             --             --
Shares issued in connection with merger(D)               --      1,618,654             --             --
Shares redeemed                                  (1,183,072)      (105,123)      (564,842)      (893,540)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      (899,003)     1,840,957         32,304       (506,700)
Shares outstanding, beginning of year             2,343,253        502,296      1,215,195      1,721,895
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                   1,444,250      2,343,253      1,247,499      1,215,195
========================================================================================================

CLASS B
Shares sold                                              --             --         12,106          6,701
Shares redeemed                                          --             --       (109,949)       (26,917)
--------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                       --             --        (97,843)       (20,216)
Shares outstanding, beginning of period                  --             --         97,843        118,059
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --             --             --         97,843
========================================================================================================

CLASS C
Shares sold                                          75,215          2,428         95,132         77,480
Shares reinvested                                        --            174             --             --
Shares issued in connection with merger(D)               --        447,314             --             --
Shares redeemed                                    (142,717)       (16,527)      (177,424)      (142,358)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       (67,502)       433,389        (82,292)       (64,878)
Shares outstanding, beginning of year               433,389             --        544,371        609,249
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                     365,887        433,389        462,079        544,371
========================================================================================================

CLASS Y
Shares sold                                         381,513         13,179            174             --
Shares reinvested                                        --         53,188             --             --
Shares issued in connection with merger(D)               --        955,214             --             --
Shares redeemed                                    (459,173)       (72,284)            --             --
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       (77,660)       949,297            174             --
Shares outstanding, beginning of period           1,475,053        525,756             --             --
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                 1,397,393      1,475,053            174             --
========================================================================================================

INSTITUTIONAL CLASS
Shares sold                                              --             --            174             --
--------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --             --            174             --
Shares outstanding, beginning of period                  --             --             --             --
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --             --            174             --
========================================================================================================

(A) Class C represents the period from commencement of operations (August 1, 2007) through March 31, 2008.

(B)   Class B represents the period from April 1, 2008 through February 1, 2009.

(C) Class Y and Institutional Class represent the period from commencement of operations (February 2, 2009) through March 31, 2009.

(D)   See Footnote 9 in notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                         LARGE CAP                     LARGE CAP
                                                     CORE EQUITY FUND                 GROWTH FUND
---------------------------------------------------------------------------------------------------------
                                                   YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED
                                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                   2009           2008           2009           2008
---------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                       1,320,503        315,075     12,745,671      9,792,309
Shares reinvested                                   752,009        330,369         15,664             --
Shares redeemed                                  (2,719,015)      (857,207)   (13,751,512)   (10,133,781)
--------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                 (646,503)      (211,763)      (990,177)      (341,472)
Shares outstanding, beginning of year             8,164,279      8,376,042     29,423,759     29,765,231
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                   7,517,776      8,164,279     28,433,582     29,423,759
========================================================================================================

CLASS B
Shares sold                                              --             --        100,102        182,120
Shares redeemed                                          --             --       (362,105)      (165,299)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding            --             --       (262,003)        16,821
Shares outstanding, beginning of year                    --             --      1,259,452      1,242,631
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --             --        997,449      1,259,452
========================================================================================================

CLASS C
Shares sold                                         294,725         30,672      2,714,036      3,108,568
Shares reinvested                                    22,799          8,571             --             --
Shares redeemed                                    (288,175)      (130,836)    (3,021,193)    (1,984,001)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding        29,349        (91,593)      (307,157)     1,124,567
Shares outstanding, beginning of year               283,002        374,595      9,965,083      8,840,516
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                     312,351        283,002      9,657,926      9,965,083
========================================================================================================

CLASS Y
Shares sold                                              --             --     15,826,281        740,061
Shares reinvested                                        --             --         44,535             --
Shares redeemed                                          --             --     (3,249,013)    (1,259,270)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding            --             --     12,621,803       (519,209)
Shares outstanding, beginning of year                    --             --      1,285,657      1,804,866
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --             --     13,907,460      1,285,657
========================================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                         LARGE CAP                     MID CAP
                                                         VALUE FUND                   GROWTH FUND
---------------------------------------------------------------------------------------------------------
                                                   YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED
                                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                   2009           2008          2009(A)         2008
---------------------------------------------------------------------------------------------------------

CLASS A
Shares sold                                       1,490,908      2,079,360     11,219,498      7,756,111
Shares reinvested                                   109,722        237,399        494,434      3,012,887
Shares redeemed                                  (2,340,944)    (1,289,234)   (11,715,127)    (9,592,017)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      (740,314)     1,027,525         (1,195)     1,176,981
Shares outstanding, beginning of year             3,683,023      2,655,498     30,708,475     29,531,494
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                   2,942,709      3,683,023     30,707,280     30,708,475
========================================================================================================

CLASS B
Shares sold                                              --             --        130,202        203,646
Shares reinvested                                        --             --         49,864        365,609
Shares redeemed                                          --             --       (910,093)      (677,956)
--------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                       --             --       (730,027)      (108,701)
Shares outstanding, beginning of year                    --             --      3,418,000      3,526,701
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --             --      2,687,973      3,418,000
========================================================================================================

CLASS C
Shares sold                                         247,818        929,283      1,903,113      2,235,765
Shares reinvested                                    31,303         94,785        213,999      1,446,269
Shares redeemed                                    (806,356)      (885,835)    (4,331,573)    (3,290,914)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      (527,235)       138,233     (2,214,461)       391,120
Shares outstanding, beginning of year             1,510,767      1,372,534     16,658,584     16,267,464
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                     983,532      1,510,767     14,444,123     16,658,584
========================================================================================================

CLASS Y
Shares sold                                              --             --            189             --
--------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --             --            189             --
Shares outstanding, beginning of period                  --             --             --             --
--------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --             --            189             --
========================================================================================================

(A) Class Y represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

7. CUSTODY OFFSET ARRANGEMENT

Some Funds may participate in the Custody Fee Offset Program offered by the Custodian when they execute security trades where the Custodian is the broker. If a Fund chooses to participate in the Custody Fee Offset Program, a rebate amount will be applied to and credited against the fees payable by the Fund to the Custodian. For financial reporting purposes for the year ended March 31, 2009, custodian fees reduced by the Custodian were $9,955 for the Large Cap Growth Fund. There was no effect on net investment income.

8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

9.  FUND MERGERS

On February 15, 2008, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of assets and liabilities of the Small Cap Growth Fund to the Diversified Small Cap Growth Fund in exchange for shares of the Diversified Small Cap Growth Fund and the subsequent liquidation of the Small Cap Growth Fund.

The merger was approved as follows:

                                 NUMBER OF VOTES
              ----------------------------------------------------
                   FOR              AGAINST              ABSTAIN
              ----------------------------------------------------
                1,225,698           12,830               42,194

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized depreciation and realized gain (loss) immediately before and after the reorganization:

                                                      BEFORE                   AFTER
                                                  REORGANIZATION           REORGANIZATION
-----------------------------------------------------------------------------------------
                                                            DIVERSIFIED      DIVERSIFIED
                                            SMALL CAP        SMALL CAP        SMALL CAP
                                             GROWTH           GROWTH           GROWTH
                                              FUND             FUND             FUND
-----------------------------------------------------------------------------------------
Shares:
    Class A                                     927,021        1,461,709        2,388,730
    Class B                                     204,375               --               --
    Class C                                     321,452          128,199          449,651
    Class Y                                     654,070          886,760        1,540,830
Net Assets:
    Class A                               $  13,935,302    $  10,979,134    $  24,914,436
    Class B                               $   2,952,341    $          --    $          --
    Class C                               $   4,647,481    $      19,172    $   4,666,653
    Class Y                               $  10,000,219    $   6,131,096    $  16,131,315
Net Asset Value:
    Class A                               $       15.03    $       10.43    $       10.43
    Class B                               $       14.45    $          --    $          --
    Class C                               $       14.46    $       10.38    $       10.38
    Class Y                               $       15.29    $       10.47    $       10.47
Unrealized Depreciation                   $  (1,767,740)   $    (214,531)   $  (1,982,271)
Accumulated Net Realized Gain (Loss)      $ (12,053,670)   $     154,203    $ (11,899,467)

10.  SPECIAL MEETING OF SHAREHOLDERS

During a meeting held February 19, 2009 of the Board of Trustees, the Trustees unanimously approved the liquidation of the Micro Cap Growth Fund. On March 30, 2009 all outstanding shares of the Micro Cap Growth Fund were redeemed as part of the liquidation of the Fund and all operations ceased on this date.

--------------------------------------------------------------------------------
Portfolio of Investments
Diversified Small Cap Growth Fund - March 31, 2009
--------------------------------------------------------------------------------

                                                                    MARKET
COMMON STOCKS -- 97.8%                         SHARES                VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 29.5%
Acorda Therapeutics, Inc.*                     20,350            $      403,134
Alexion Pharmaceuticals, Inc.*                 13,483                   507,769
American Medical Systems
   Holdings, Inc.*                             12,190                   135,919
Biomarin Pharmaceutical, Inc.*                 22,761                   281,098
CardioNet, Inc.*                               12,695                   356,222
eResearch Technology, Inc.*                    44,025                   231,572
Genomic Health, Inc.*                          21,383                   521,317
Gen-Probe, Inc.*                                9,344                   425,900
Myriad Genetics, Inc.*                          5,700                   259,179
NuVasive, Inc.* +                              13,180                   413,588
Onyx Pharmaceuticals, Inc.*                     9,315                   265,943
OSI Pharmaceuticals, Inc.* +                   12,617                   482,726
RTI Biologics, Inc.*                           94,950                   270,608
SonoSite, Inc.*                                19,130                   342,044
Spectranetics Corp. (The)* +                   74,040                   187,321
TranS1, Inc.* +                                30,096                   183,285
United Therapeutics Corp.*                      5,760                   380,678
Wright Medical Group, Inc.*                    23,040                   300,211
--------------------------------------------------------------------------------
                                                                      5,948,514
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 22.5%
Anixter International, Inc.*                    4,894                   155,042
Avnet, Inc.*                                    5,096                   89,231
CACI International, Inc. - Class A*             3,620                   132,094
ComScore, Inc.*                                18,589                   224,741
Digital River, Inc.*                            8,818                   262,953
DivX, Inc.*                                    10,877                    54,711
Euronet Worldwide, Inc.*                       20,584                   268,827
F5 Networks, Inc.*                              7,288                   152,684
j2 Global Communications, Inc.*                11,611                   254,165
Micros Systems, Inc.*                           6,058                   113,588
Microsemi Corp.*                               21,117                   244,957
Multi-Fineline Electronix, Inc.*                4,851                    81,691
Nuance Communications, Inc.*                   14,327                   155,591
Parametric Technology Corp.*                   13,645                   136,177
Polycom, Inc.*                                 14,510                   223,309
Progress Software Corp.*                       10,860                   188,530
Skyworks Solutions, Inc.* +                    45,562                   367,229
Sybase, Inc.* +                                 9,225                   279,425
Tessera Technologies, Inc.*                    14,039                   187,701
United Online, Inc.                            17,910                    79,879
ValueClick, Inc.*                              14,286                   121,574
VistaPrint Ltd.* +                             12,045                   331,117
Web.Com Group, Inc.*                           41,426                   137,534
Wind River Systems, Inc.*                      22,840                   146,176
Wright Express Corp.*                           7,769                   141,551
--------------------------------------------------------------------------------
                                                                      4,530,477
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 14.9%
99 Cents Only Stores*                           4,310                    39,824
Big Lots, Inc.* +                              14,210                   295,284
BJ'S Restaurants, Inc.*                        17,245                   239,878
Chipotle Mexican Grill, Inc. - Class A* +       3,921                   260,276
Coinstar, Inc.*                                 9,740                   319,082
Deckers Outdoor Corp.*                          3,666                   194,445
Fuel Systems Solutions, Inc.* +                11,045                   148,887
Iconix Brand Group, Inc.*                      24,808                   219,551
LKQ Corp.*                                     18,145                   258,929
Morningstar, Inc.* +                            6,269                   214,086
Netflix, Inc.* +                                8,885                   381,344
Panera Bread Co. - Class A* +                   4,305                   240,650
PetMed Express, Inc.* +                        11,803                   194,513
--------------------------------------------------------------------------------
                                                                      3,006,749
--------------------------------------------------------------------------------

INDUSTRIALS -- 12.8%
Ameron International Corp.                      3,655                   192,472
Astec Industries, Inc.*                         5,070                   132,986
Ducommun, Inc.                                 11,724                   170,467
Duff & Phelps Corp. - Class A*                 11,505                   181,204
EnPro Industries, Inc.*                        10,032                   171,547
ESCO Technologies, Inc.*                        5,785                   223,880
GrafTech International Ltd.*                   26,715                   164,564
Granite Construction, Inc.                      4,440                   166,411
LaBarge, Inc.*                                 13,734                   114,954
Old Dominion Freight Line, Inc.*                9,385                   220,454
Sykes Enterprises, Inc.*                       11,270                   187,420
Valmont Industries, Inc.                        2,780                   139,584
Wabtec Corp.                                    8,918                   235,257
Watson Wyatt Worldwide, Inc. - Class A          5,703                   281,556
--------------------------------------------------------------------------------
                                                                      2,582,756
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 5.2%
BJ's Wholesale Club, Inc.*                      3,933                   125,817
Chattem, Inc.*                                  3,680                   206,264
Flowers Foods, Inc.                             9,850                   231,277
J.M. Smucker Co. (The)                          2,720                   101,374
Lancaster Colony Corp.                          2,260                    93,745
Ralcorp Holdings, Inc.*                         2,995                   161,371
Whole Foods Market, Inc.* +                     7,147                   120,070
--------------------------------------------------------------------------------
                                                                      1,039,918
--------------------------------------------------------------------------------

ENERGY -- 3.8%
Atwood Oceanics, Inc.*                          7,570                   125,586
Comstock Resources, Inc.*                       6,375                   189,975
Lufkin Industries, Inc.                         6,185                   234,288
McMoRan Exploration Co.*                       17,635                    82,885
Natural Gas Services Group, Inc.*              13,786                   124,074
--------------------------------------------------------------------------------
                                                                        756,808
--------------------------------------------------------------------------------

FINANCIALS -- 3.8%
Cash America International, Inc.                7,150                   111,969
EZCORP, Inc. - Class A*                        22,540                   260,788
Portfolio Recovery Associates, Inc.* +         14,274                   383,114
--------------------------------------------------------------------------------
                                                                        755,871
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                    MARKET
COMMON STOCKS -- 97.8% (CONTINUED)             SHARES                VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.1%
NTELOS Holdings Corp.                           9,945            $      180,402
Syniverse Holdings, Inc.*                      14,965                   235,849
--------------------------------------------------------------------------------
                                                                        416,251
--------------------------------------------------------------------------------

MATERIALS -- 1.9%
Greif, Inc. - Class A                           6,135                   204,235
Olin Corp.                                     12,305                   175,592
--------------------------------------------------------------------------------
                                                                        379,827
--------------------------------------------------------------------------------

UTILITIES -- 1.3%
ITC Holdings Corp.                              5,835                   254,523
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $   19,671,694
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 20.3%
Invesco AIM Liquid
   Assets Portfolio **                      3,452,262                 3,452,262
Touchstone Institutional
   Money Market Fund^                         641,572                   641,572
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                           $    4,093,834
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 118.1%
(Cost $29,428,089)                                               $   23,765,528

LIABILITIES IN EXCESS OF OTHER ASSETS -- (18.1%)                     (3,636,602)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $   20,128,926
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2009, was $3,412,494.

**    Represents collateral for securities loaned.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Growth Opportunities Fund - March 31, 2009
--------------------------------------------------------------------------------

                                                                    MARKET
COMMON STOCKS -- 97.7%                          SHARES               VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 32.5%
Alliance Data Systems Corp.* +                 11,900            $      439,705
BMC Software, Inc.* +                          22,250                   734,249
Check Point Software
   Technologies Ltd.*                          30,800                   684,068
Cognizant Technology
   Solutions Corp.*                            26,830                   557,796
EMC Corp.*                                     50,400                   574,560
Hewlett-Packard Co.                            16,600                   532,196
International Business Machines Corp.           5,900                   571,651
Microsoft Corp. +                              24,300                   446,391
NetApp, Inc.* +                                16,600                   246,344
NICE Systems Ltd. - SPONS ADR*                 16,900                   420,134
Nuance Communications, Inc.*                   46,300                   502,818
Oracle Corp.*                                  39,100                   706,536
Polycom, Inc.*                                 18,400                   283,176
QUALCOMM, Inc.                                 15,350                   597,269
SkillSoft PLC - ADR*                           52,800                   353,232
VeriFone Holdings, Inc.*                       32,000                   217,600
--------------------------------------------------------------------------------
                                                                      7,867,725
--------------------------------------------------------------------------------

HEALTH CARE -- 27.5%
Adolor Corp.*                                  99,000                   201,960
Biogen Idec, Inc.* +                           20,200                 1,058,884
Celgene Corp.*                                 19,225                   853,590
Elan Corp. PLC - SPONS ADR* +                  72,400                   480,736
Immucor, Inc.* +                               19,600                   492,940
Masimo Corp.* +                                19,000                   550,620
OSI Pharmaceuticals, Inc.* +                   19,600                   749,896
Santarus, Inc.*                                54,600                    87,906
Shire PLC - ADR                                14,200                   510,348
Thermo Fisher Scientific, Inc.* +              14,000                   499,380
Vertex Pharmaceuticals, Inc.* +                16,000                   459,680
Wyeth                                          16,600                   714,464
--------------------------------------------------------------------------------
                                                                      6,660,404
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 8.7%
Church & Dwight Co., Inc. +                     9,450                   493,574
CVS Caremark Corp.                             29,100                   799,959
Wal-Mart Stores, Inc.                          15,700                   817,970
--------------------------------------------------------------------------------
                                                                      2,111,503
--------------------------------------------------------------------------------

INDUSTRIALS -- 8.6%
AMETEK, Inc.                                   16,050                   501,884
Corrections Corp. of America* +                18,400                   235,704
Geo Group, Inc. (The)*                         22,400                   296,800
IDEX Corp.                                     15,100                   330,237
ITT Corp.                                      11,300                   434,711
MSC Industrial Direct Co., Inc. -
   Class A +                                    9,500                   295,165
--------------------------------------------------------------------------------
                                                                      2,094,501
--------------------------------------------------------------------------------

ENERGY -- 7.8%
Exterran Holdings, Inc.* +                     12,500                   200,250
Hess Corp.                                      8,000                   433,600
National-Oilwell Varco, Inc.*                  20,200                   579,942
Peabody Energy Corp.                           11,900                   297,976
Weatherford International Ltd.*                34,400                   380,808
--------------------------------------------------------------------------------
                                                                      1,892,576
--------------------------------------------------------------------------------

MATERIALS -- 5.9%
Monsanto Co.                                   10,100                   839,310
Praxair, Inc. +                                 8,900                   598,881
--------------------------------------------------------------------------------
                                                                      1,438,191
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 4.8%
DeVry, Inc.                                    14,800                   713,064
Home Depot, Inc. +                             19,000                   447,640
--------------------------------------------------------------------------------
                                                                      1,160,704
--------------------------------------------------------------------------------

FINANCIALS -- 1.9%
Charles Schwab Corp. (The) +                   30,200                   468,100
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $   23,693,704
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 30.2%
Invesco AIM Liquid
   Assets Portfolio **                      6,894,924                 6,894,924
Touchstone Institutional
   Money Market Fund^                         433,965                   433,965
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                           $    7,328,889
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 127.9%
(Cost $35,878,736)                                               $   31,022,593

LIABILITIES IN EXCESS OF OTHER ASSETS -- (27.9%)                     (6,781,779)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $   24,240,814
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2009, was $7,004,811.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Large Cap Core Equity Fund - March 31, 2009
--------------------------------------------------------------------------------

                                                                    MARKET
COMMON STOCKS -- 98.6%                         SHARES                VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 20.5%
Amphenol Corp. - Class A                       27,056            $      770,825
Applied Materials, Inc. +                     103,797                 1,115,818
Cisco Systems, Inc.*                           78,208                 1,311,548
Hewlett-Packard Co.                            28,753                   921,821
Intel Corp. +                                  71,829                 1,081,026
Microsoft Corp. +                              78,011                 1,433,062
Oracle Corp.*                                  56,195                 1,015,444
QUALCOMM, Inc.                                 35,899                 1,396,830
Western Union Co.                              40,533                   509,500
--------------------------------------------------------------------------------
                                                                      9,555,874
--------------------------------------------------------------------------------

HEALTH CARE -- 14.5%
Cardinal Health, Inc.                          26,580                   836,738
Johnson & Johnson                              17,607                   926,128
Laboratory Corp. of
   America Holdings* +                         20,883                 1,221,447
McKesson Corp.                                 22,091                   774,069
Novartis AG - ADR                              29,662                 1,122,113
Teva Pharmaceutical Industries Ltd. +          17,800                   801,890
WellPoint, Inc.*                               28,997                 1,101,016
--------------------------------------------------------------------------------
                                                                      6,783,401
--------------------------------------------------------------------------------

ENERGY -- 13.7%
Chevron Corp.                                  20,981                 1,410,762
ConocoPhillips                                 32,428                 1,269,880
Ensco International, Inc. +                    27,762                   732,917
Marathon Oil Corp.                             56,637                 1,488,988
Transocean Ltd.* +                             12,568                   739,501
XTO Energy, Inc.                               26,342                   806,592
--------------------------------------------------------------------------------
                                                                      6,448,640
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 12.3%
Altria Group, Inc.                             45,185                   723,864
CVS Caremark Corp.                             27,501                   756,002
Kimberly-Clark Corp.                           20,051                   924,552
Kraft Foods, Inc. - Class A                    39,900                   889,371
Pepsico, Inc.                                  19,890                 1,023,937
Philip Morris International, Inc.              41,398                 1,472,941
--------------------------------------------------------------------------------
                                                                      5,790,667
--------------------------------------------------------------------------------

INDUSTRIALS -- 10.6%
Danaher Corp. +                                13,275                   719,771
Emerson Electric Co.                           22,892                   654,253
Honeywell International, Inc.                  15,586                   434,226
Illinois Tool Works, Inc. +                    28,609                   882,588
Union Pacific Corp.                            22,048                   906,393
United Technologies Corp.                      31,657                 1,360,618
--------------------------------------------------------------------------------
                                                                      4,957,849
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.0%
Best Buy Co., Inc. +                           43,149                 1,637,936
Honda Motor Co., Ltd. - SPONS ADR              31,260                   740,862
McDonald's Corp.                               17,570                   958,795
Target Corp.                                   39,856                 1,370,648
--------------------------------------------------------------------------------
                                                                      4,708,241
--------------------------------------------------------------------------------

FINANCIALS -- 8.9%
AFLAC, Inc. +                                  32,568                   630,517
Allstate Corp. (The)                           27,216                   521,186
American Express Co. +                         33,888                   461,893
BB&T Corp. +                                   24,950                   422,154
Goldman Sachs Group                             4,620                   489,812
JPMorgan Chase & Co.                           28,826                   766,196
Morgan Stanley                                 18,490                   421,017
PNC Financial Services Group                   16,200                   474,498
--------------------------------------------------------------------------------
                                                                      4,187,273
--------------------------------------------------------------------------------

UTILITIES -- 2.8%
Dominion Resources, Inc. +                     42,454                 1,315,649
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.7%
AT&T, Inc.                                     51,159                 1,289,207
--------------------------------------------------------------------------------

MATERIALS -- 2.6%
Praxair, Inc. +                                18,352                 1,234,906
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $   46,271,707
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 27.3%
Invesco AIM Liquid
   Assets Portfolio **                     12,216,169                12,216,169
Touchstone Institutional
   Money Market Fund^                         597,038                   597,038
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                           $   12,813,207
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 125.9%
(Cost $76,625,073)                                               $   59,084,914

LIABILITIES IN EXCESS OF OTHER ASSETS -- (25.9%)                    (12,153,672)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $   46,931,242
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2009, was $12,224,107.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Large Cap Growth Fund - March 31, 2009
--------------------------------------------------------------------------------

                                                                    MARKET
COMMON STOCKS -- 98.1%                         SHARES                VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 22.9%
Baidu, Inc. - SPONS ADR* +                    103,825            $   18,335,495
Infosys Technologies Ltd. - ADR +             570,100                15,181,763
International Business
   Machines Corp.                             247,740                24,003,529
Mastercard, Inc. - Class A +                  196,465                32,903,958
Oracle Corp.*                               1,387,880                25,078,992
QUALCOMM, Inc.                                744,520                28,969,273
Symantec Corp.*                             1,227,400                18,337,356
Taiwan Semiconductor
   Manufacturing Co., Ltd. +                1,650,000                14,767,500
--------------------------------------------------------------------------------
                                                                    177,577,866
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 15.9%
Amazon.com, Inc.* +                           422,250                31,010,039
Apollo Group, Inc. - Class A* +               299,050                23,424,587
DIRECTV Group, Inc.* +                        743,395                16,941,972
Kohl's Corp.*                                 655,533                27,742,157
McDonald's Corp.                              450,245                24,569,870
--------------------------------------------------------------------------------
                                                                    123,688,625
--------------------------------------------------------------------------------

MATERIALS -- 13.7%
BHP Billiton Ltd. +                           346,510                15,454,346
Companhia Siderurgica Nacional +              925,000                13,727,000
Monsanto Co.                                  194,000                16,121,400
Potash Corp. of Saskatchewan, Inc.            188,185                15,207,230
Praxair, Inc. +                               381,725                25,686,275
Southern Copper Corp. +                     1,150,000                20,033,000
--------------------------------------------------------------------------------
                                                                    106,229,251
--------------------------------------------------------------------------------

HEALTH CARE -- 13.5%
Baxter International, Inc.                    547,165                28,025,791
Express Scripts, Inc.*                        593,895                27,420,132
Gilead Sciences, Inc.* +                      725,705                33,614,656
St. Jude Medical, Inc.* +                     440,000                15,985,200
--------------------------------------------------------------------------------
                                                                    105,045,779
--------------------------------------------------------------------------------

ENERGY -- 10.8%
Anadarko Petroleum Corp.                      452,780                17,608,614
Chevron Corp.                                 235,000                15,801,400
Hess Corp.                                    246,000                13,333,200
Occidental Petroleum Corp.                    296,000                16,472,400
Southwestern Energy Co.* +                    699,725                20,774,835
--------------------------------------------------------------------------------
                                                                     83,990,449
--------------------------------------------------------------------------------

INDUSTRIALS -- 9.1%
First Solar, Inc.* +                          175,190                23,247,713
Norfolk Southern Corp.                        412,510                13,922,213
Union Pacific Corp. +                         469,483                19,300,446
Waste Management, Inc.                        547,000                14,003,200
--------------------------------------------------------------------------------
                                                                     70,473,572
--------------------------------------------------------------------------------

FINANCIALS -- 5.4%
ACE Ltd. - ADR                                350,100                14,144,040
Northern Trust Corp.                          470,000                28,115,400
--------------------------------------------------------------------------------
                                                                     42,259,440
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 5.0%
Colgate-Palmolive Co.                         251,535                14,835,534
Wal-Mart Stores, Inc.                         461,270                24,032,167
--------------------------------------------------------------------------------
                                                                     38,867,701
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.8%
Nippon Telegraph &
   Telephone Corp. - ADR                      749,667                14,266,163
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $  762,398,846
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 24.8%
Invesco AIM Liquid
   Assets Portfolio **                    178,301,175               178,301,175
Touchstone Institutional
   Money Market Fund^                      14,569,372                14,569,372
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                           $  192,870,547
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 122.9%
(Cost $1,016,781,737)                                            $  955,269,393

LIABILITIES IN EXCESS OF OTHER ASSETS -- (22.9%)                   (178,265,051)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $  777,004,342
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2009, was $176,975,351.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Large Cap Value Fund - March 31, 2009
--------------------------------------------------------------------------------

                                                                    MARKET
PREFERRED STOCK -- 0.7%                        SHARES                VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 0.7%
General Motors Corp.                           18,600            $       47,244
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.3%
FINANCIALS -- 25.9%
Bank of America Corp.                          58,292                   397,552
Capital One Financial Corp. +                  16,500                   201,960
Genworth Financial, Inc. - Class A* +          95,247                   180,969
JPMorgan Chase & Co.                           10,600                   281,748
MetLife, Inc.                                  12,600                   286,902
Morgan Stanley                                 13,400                   305,118
Torchmark Corp.                                 7,200                   188,856
--------------------------------------------------------------------------------
                                                                      1,843,105
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 21.7%
Alcatel - Lucent - SPONS ADR*                 113,900                   211,854
Arrow Electronics, Inc.*                        7,400                   141,044
Avnet, Inc.*                                    8,500                   148,835
Dell, Inc.*                                    31,600                   299,568
Lam Research Corp.* +                          15,600                   355,212
Motorola, Inc.                                 69,400                   293,562
Novellus Systems, Inc.* +                       5,500                    91,465
--------------------------------------------------------------------------------
                                                                      1,541,540
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 17.7%
Centex Corp.*                                  49,600                   372,000
D.R. Horton, Inc.                              24,400                   236,680
J.C. Penney Co., Inc. +                        11,800                   236,826
Magna International, Inc.                       2,200                    58,850
Pulte Homes, Inc.*                             31,900                   348,667
--------------------------------------------------------------------------------
                                                                      1,253,023
--------------------------------------------------------------------------------

ENERGY -- 10.1%
Chesapeake Energy Corp. +                      19,400                   330,964
Nabors Industries Ltd.*                        12,400                   123,876
Peabody Energy Corp.                            1,600                    40,064
XTO Energy, Inc.                                7,100                   217,402
--------------------------------------------------------------------------------
                                                                        712,306
--------------------------------------------------------------------------------

UTILITIES -- 7.1%
Mirant Corp.*                                  12,102                   137,963
Reliant Energy, Inc.*                         114,600                   365,574
--------------------------------------------------------------------------------
                                                                        503,537
--------------------------------------------------------------------------------

INDUSTRIALS -- 4.9%
Navistar International Corp.*                  10,300                   344,638
--------------------------------------------------------------------------------

MISCELLANEOUS -- 3.5%
iShares Dow Jones US Home
   Construction Fund                           16,200                   141,588
iShares Russell 1000 Value Index Fund2,700                              109,593
--------------------------------------------------------------------------------
                                                                        251,181
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 3.4%
Sprint Nextel Corp.*                           66,700                   238,119
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 2.8%
Tyson Foods, Inc. - Class A +                  21,400                   200,946
--------------------------------------------------------------------------------

HEALTH CARE -- 0.2%
Omnicare, Inc. +                                  500                    12,245
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $    6,900,640
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 25.0%
Invesco AIM Liquid
   Assets Portfolio **                      1,474,505                 1,474,505
Touchstone Institutional
   Money Market Fund^                         295,932                   295,932
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                           $    1,770,437
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 123.0%
(Cost $15,551,347)                                               $    8,718,321

LIABILITIES IN EXCESS OF OTHER ASSETS -- (23.0%)                     (1,632,922)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $    7,085,399
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2009, was $1,461,108.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Mid Cap Growth Fund - March 31, 2009
--------------------------------------------------------------------------------

                                                                    MARKET
COMMON STOCKS -- 95.5%                         SHARES                VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 21.1%
Agilent Technologies, Inc.* +                 144,000            $    2,213,280
Alliance Data Systems Corp.* +                171,500                 6,336,925
Altera Corp. +                                338,400                 5,938,920
Analog Devices, Inc.                          221,500                 4,268,305
Avnet, Inc.*                                  152,400                 2,668,524
BMC Software, Inc.* +                         304,600                10,051,799
Broadcom Corp. - Class A* +                   425,150                 8,494,497
Brocade Communications
   Systems, Inc.* +                         1,412,300                 4,872,435
Cognizant Technology
   Solutions Corp.* +                         476,700                 9,910,592
Global Payments, Inc.                         151,150                 5,049,922
Maxim Integrated Products, Inc.               387,000                 5,112,270
Mettler-Toledo International, Inc.* +         185,000                 9,496,050
National Semiconductor Corp. +                405,100                 4,160,377
NetApp, Inc.* +                               226,850                 3,366,454
NICE Systems Ltd. - SPONS ADR*                397,100                 9,871,906
Quest Software, Inc.*                         699,400                 8,868,392
Red Hat, Inc.*                                444,450                 7,928,988
SAIC, Inc.*                                   451,200                 8,423,904
Verigy Ltd.*                                  276,851                 2,284,021
VistaPrint Ltd.* +                            155,700                 4,280,193
--------------------------------------------------------------------------------
                                                                    123,597,754
--------------------------------------------------------------------------------

HEALTH CARE -- 16.3%
Beckman Coulter, Inc. +                        73,000                 3,723,730
Celgene Corp.*                                194,032                 8,615,021
Cerner Corp.* +                               139,600                 6,138,212
Covance, Inc.* +                              130,900                 4,663,967
DaVita, Inc.*                                 234,650                10,312,868
Edwards Lifesciences Corp.* +                  59,450                 3,604,454
Elan Corp. PLC - SPONS ADR* +                 947,600                 6,292,064
Life Technologies Corp.* +                    277,500                 9,013,200
QIAGEN N.V.*                                  487,300                 7,777,308
Shire PLC - ADR +                             320,400                11,515,175
Teleflex, Inc.                                 98,287                 3,842,039
Thermo Fisher Scientific, Inc.* +             144,650                 5,159,666
Varian, Inc.*                                 139,395                 3,309,237
Vertex Pharmaceuticals, Inc.* +               401,600                11,537,967
--------------------------------------------------------------------------------
                                                                     95,504,908
--------------------------------------------------------------------------------

FINANCIALS -- 13.5%
Annaly Capital Management, Inc. +             694,900                 9,638,262
Arch Capital Group, Ltd.*                     127,200                 6,850,992
Assurant, Inc.                                156,780                 3,414,668
Federated Investors, Inc. - Class B +         219,300                 4,881,618
Fidelity National Financial, Inc.             137,800                 2,688,478
Fifth Third Bancorp. +                        634,645                 1,853,163
First Horizon National Corp.                  371,121                 3,985,838
Hudson City Bancorp, Inc.                     297,975                 3,483,328
Invesco Ltd.                                  339,120                 4,700,203
KeyCorp +                                     283,500                 2,231,145
Knight Capital Group, Inc. - Class A* +       320,225                 4,720,117
Moody's Corp. +                               155,500                 3,564,060
New York Community Bancorp, Inc. +            455,342                 5,086,170
PartnerRe Ltd.                                 62,900                 3,904,203
People's United Financial, Inc. +             286,569                 5,149,645
SVB Financial Group* +                        218,800                 4,378,188
Synovus Financial Corp. +                     645,506                 2,097,895
Willis Group Holdings Ltd. +                  299,589                 6,590,958
--------------------------------------------------------------------------------
                                                                     79,218,931
--------------------------------------------------------------------------------

INDUSTRIALS -- 13.3%
Alliant Techsystems, Inc.* +                   56,435                 3,780,016
AMETEK, Inc. +                                234,650                 7,337,506
Corrections Corp. of America*                 469,300                 6,011,733
CSX Corp.                                     160,050                 4,137,293
Dover Corp. +                                 170,790                 4,505,440
Hexcel Corp.*                                 638,995                 4,198,197
IDEX Corp.                                    322,600                 7,055,262
ITT Corp.                                     194,000                 7,463,180
Jacobs Engineering Group, Inc.* +              83,302                 3,220,455
Joy Global, Inc.                              162,390                 3,458,907
Kirby Corp.* +                                259,400                 6,910,416
MSC Industrial Direct Co., Inc.
   Class A +                                  320,400                 9,954,828
Rockwell Collins, Inc.                        136,845                 4,466,621
SPX Corp.                                     109,675                 5,155,822
--------------------------------------------------------------------------------
                                                                     77,655,676
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 12.2%
Abercrombie & Fitch Co.                       195,900                 4,662,420
Advance Auto Parts, Inc.                      216,632                 8,899,243
American Eagle Outfitters, Inc. +             414,600                 5,074,704
Apollo Group, Inc. - Class A* +                60,900                 4,770,297
Bed Bath & Beyond, Inc.* +                    127,200                 3,148,200
Best Buy Co., Inc. +                          182,700                 6,935,292
Burger King Holdings, Inc.                    247,000                 5,668,650
DeVry, Inc.                                   200,750                 9,672,134
Lennar Corp. - Class A                        250,200                 1,879,002
Macy's, Inc.                                  424,324                 3,776,484
Snap-On, Inc.                                 120,680                 3,029,068
TJX Cos., Inc. (The)                          309,540                 7,936,606
Toll Brothers, Inc.* +                        151,600                 2,753,056
WABCO Holdings, Inc.                          275,830                 3,395,467
--------------------------------------------------------------------------------
                                                                     71,600,623
--------------------------------------------------------------------------------

ENERGY -- 9.3%
Cameron International Corp.* +                163,100                 3,576,783
CONSOL Energy, Inc.                           326,500                 8,240,860
Denbury Resources, Inc.*                      629,900                 9,360,314
Massey Energy Co.                             185,000                 1,872,200
Murphy Oil Corp. +                            108,920                 4,876,348
National-Oilwell Varco, Inc.*                 265,130                 7,611,882
Peabody Energy Corp.                          135,400                 3,390,416
Smith International, Inc. +                   189,500                 4,070,460
Weatherford International Ltd.* +           1,043,400                11,550,439
--------------------------------------------------------------------------------
                                                                     54,549,702
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                    MARKET
COMMON STOCKS -- 95.5% (CONTINUED)             SHARES                VALUE
--------------------------------------------------------------------------------

MATERIALS -- 4.9%
Commercial Metals Co. +                       541,145            $    6,250,225
Crown Holdings, Inc.*                         419,650                 9,538,644
Cytec Industries, Inc.                        197,125                 2,960,818
International Flavors &
   Fragrances, Inc. +                         184,700                 5,625,962
Pactiv Corp.*                                 295,300                 4,308,427
--------------------------------------------------------------------------------
                                                                     28,684,076
--------------------------------------------------------------------------------

UTILITIES -- 3.3%
Consolidated Edison, Inc. +                   121,270                 4,803,505
EQT Corp.                                     203,100                 6,363,123
Hawaiian Electric Industries, Inc.            212,239                 2,916,164
Wisconsin Energy Corp. +                      130,395                 5,368,362
--------------------------------------------------------------------------------
                                                                     19,451,154
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 1.6%
HJ Heinz Co.                                  112,200                 3,709,332
JM Smucker Co. (The)                           75,750                 2,823,203
Molson Coors Brewing Co.                       80,700                 2,766,396
--------------------------------------------------------------------------------
                                                                      9,298,931
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $  559,561,755
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 33.6%
Invesco AIM Liquid
   Assets Portfolio **                    164,974,116               164,974,116
Touchstone Institutional
   Money Market Fund^                      32,053,889                32,053,889
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                           $  197,028,005
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 129.1%
(Cost $914,946,181)                                              $  756,589,760

LIABILITIES IN EXCESS OF OTHER ASSETS -- (29.1%)                   (170,527,723)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $  586,062,037
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2009, was $164,717,349.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Strategic Trust, comprised of the Touchstone Diversified Small Cap Growth Fund, Touchstone Growth Opportunities Fund, Touchstone Large Cap Core Equity Fund, Touchstone Large Cap Growth Fund, Touchstone Large Cap Value Fund, and Touchstone Mid Cap Growth Fund (the "Funds"), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the Touchstone Strategic Trust at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Cincinnati, Ohio
May 21, 2009

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended March 31, 2009 qualify for the corporate dividends received deduction:

Large Cap Core Equity Fund                        98%
Large Cap Growth Fund                            100%
Large Cap Value Fund                             100%

PROXY VOTING

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) Website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2009" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                              EXPENSES
                                                       NET EXPENSE       BEGINNING          ENDING           PAID DURING
                                                          RATIO           ACCOUNT          ACCOUNT         THE SIX MONTHS
                                                        ANNUALIZED         VALUE            VALUE               ENDED
                                                        MARCH 31,        OCTOBER 1,        MARCH 31,          MARCH 31,
                                                          2009             2008              2009               2009*
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND
   Class A        Actual                                  1.40%         $ 1,000.00        $  673.50           $    5.86
   Class A        Hypothetical                            1.40%         $ 1,000.00        $1,017.93           $    7.07

   Class C        Actual                                  2.16%         $ 1,000.00        $  671.00           $    8.98
   Class C        Hypothetical                            2.16%         $ 1,000.00        $1,014.18           $   10.83

   Class Y        Actual                                  1.15%         $ 1,000.00        $  673.80           $    4.81
   Class Y        Hypothetical                            1.15%         $ 1,000.00        $1,019.18           $    5.81

GROWTH OPPORTUNITIES FUND
   Class A        Actual                                  1.46%         $ 1,000.00        $  748.20           $    6.36
   Class A        Hypothetical                            1.46%         $ 1,000.00        $1,017.65           $    7.34

   Class C        Actual                                  2.21%         $ 1,000.00        $  744.90           $    9.63
   Class C        Hypothetical                            2.21%         $ 1,000.00        $1,013.90           $   11.11

   Class Y        Actual **                               0.97%         $ 1,000.00        $1,002.80           $    1.55
   Class Y        Hypothetical **                         0.97%         $ 1,000.00        $1,006.40           $    1.55

   Institutional  Actual **                               0.83%         $ 1,000.00        $1,003.50           $    1.31
   Institutional  Hypothetical **                         0.83%         $ 1,000.00        $1,006.63           $    1.32

LARGE CAP CORE EQUITY FUND
   Class A        Actual                                  1.15%         $ 1,000.00        $  687.20           $    4.85
   Class A        Hypothetical                            1.15%         $ 1,000.00        $1,019.18           $    5.81

   Class C        Actual                                  1.91%         $ 1,000.00        $  684.20           $    8.00
   Class C        Hypothetical                            1.91%         $ 1,000.00        $1,015.43           $    9.58

LARGE CAP GROWTH FUND
   Class A        Actual                                  1.26%         $ 1,000.00        $  702.30           $    5.33
   Class A        Hypothetical                            1.26%         $ 1,000.00        $1,018.67           $    6.32

   Class B        Actual                                  2.01%         $ 1,000.00        $  699.50           $    8.52
   Class B        Hypothetical                            2.01%         $ 1,000.00        $1,014.91           $   10.10

   Class C        Actual                                  2.01%         $ 1,000.00        $  699.60           $    8.52
   Class C        Hypothetical                            2.01%         $ 1,000.00        $1,014.91           $   10.10

   Class Y        Actual                                  0.98%         $ 1,000.00        $  703.50           $    4.17
   Class Y        Hypothetical                            0.98%         $ 1,000.00        $1,020.03           $    4.95

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                              EXPENSES
                                                       NET EXPENSE       BEGINNING          ENDING           PAID DURING
                                                          RATIO           ACCOUNT          ACCOUNT         THE SIX MONTHS
                                                        ANNUALIZED         VALUE            VALUE               ENDED
                                                        MARCH 31,        OCTOBER 1,        MARCH 31,          MARCH 31,
                                                          2009             2008              2009               2009*
-------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class A        Actual                                  1.35%         $ 1,000.00        $  556.00           $    5.22
   Class A        Hypothetical                            1.35%         $ 1,000.00        $1,018.23           $    6.77

   Class C        Actual                                  2.10%         $ 1,000.00        $  552.40           $    8.12
   Class C        Hypothetical                            2.10%         $ 1,000.00        $1,014.48           $   10.53

MID CAP GROWTH FUND
   Class A        Actual                                  1.56%         $ 1,000.00        $  690.10           $    6.56
   Class A        Hypothetical                            1.56%         $ 1,000.00        $1,017.17           $    7.83

   Class B        Actual                                  2.26%         $ 1,000.00        $  687.80           $    9.50
   Class B        Hypothetical                            2.26%         $ 1,000.00        $1,013.68           $   11.33

   Class C        Actual                                  2.27%         $ 1,000.00        $  687.60           $    9.57
   Class C        Hypothetical                            2.27%         $ 1,000.00        $1,013.59           $   11.42

   Class Y        Actual **                               1.25%         $ 1,000.00        $  982.60           $    1.97
   Class Y        Hypothetical **                         1.25%         $ 1,000.00        $1,005.96           $    1.99

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or366]] (to reflect the one-half year period).

** The example is based on an investment of $1,000 invested at the beginning of the period (February 2, 2009) and held for the entire period through March 31, 2009.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting held on November 13, 2008, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Strategic Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust and the applicable Sub-Advisory Agreement(s) with respect to each Fund between the Advisor and the applicable Sub-Advisor(s).

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) was in the best interests of each Fund and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor's and its affiliates' revenues and costs of providing services to the Funds; and
(4) information about the Advisor's and Sub-Advisors' personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) with respect to each of the Funds in private sessions with independent legal counsel at which no representatives of management were present.

In approving the Funds' Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor waives advisory fees, administrative fees, and/or reimburses expenses for each Fund and also pays the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's and its affiliates' level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's respective peer group. The Board also considered, among other data, the Funds' respective performance results during the six-month period, twelve-month period and thirty-six month period ended September 30, 2008, as applicable, and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board noted that the Advisor had waived advisory fees, administrative fees, and/or reimbursed expenses for each Fund in order to reduce the Fund's respective operating expenses to targeted levels. The Board further noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board also discussed with management certain factors as set forth in the conditions to the Funds' exemptive order issued by the Securities and Exchange Commission relating to investments by the non-money market Funds in the Touchstone Institutional Money Market Fund. Based upon the nature and extent of the services provided by the Advisor and the Sub-Advisors to each Fund and a discussion by management with respect to the costs to the Advisor and Sub-Advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds' assets to be invested in the Touchstone Institutional Money Market Fund, the Board concluded that the advisory fee and the sub-advisory fee(s) of each non-money market Fund were based on services that were in addition to, rather than duplicative of, services provided under the Investment Advisory and Sub-Advisory Agreements with respect to the portion of such Funds' assets to be invested in the Touchstone Institutional Money Market Fund.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Diversified Small Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable fee waivers and/or expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund's expenses. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month period and twelve-month period ended September 30, 2008 was in the 2nd quartile of the Fund's peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Touchstone Growth Opportunities Fund. The Fund's advisory fee and total expense ratio (net of applicable fee waivers and/or expense reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund's expenses. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month period ended September 30, 2008 was in the 2nd quartile of the Fund's peer group, in the 1st quartile of the Fund's peer group for the twelve-month period ended September 30, 2008 and in the 3rd quartile of the Fund's peer group for the thirty-six month period ended September 30, 2008. Based upon their review, the Trustees concluded that the Fund's performance over time was satisfactory and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund's advisory fee and total expense ratio (net of applicable fee waivers and/or expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund's expenses. The Fund's performance for the six-month period, twelve-month period and thirty-six month period ended September 30, 2008 was in the 1st quartile of the Fund's peer group. The Board noted that the Fund had implemented changes to its investment strategy and investment process on March 28, 2008. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable fee waivers and/or expense reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund's expenses. The Fund's performance for the six-month period ended September 30, 2008 was in the 3rd quartile of the Fund's peer group and in the 2nd quartile of the Fund's peer group for the twelve-month period and thirty-six month period ended September 30, 2008. Based upon their review, the Trustees concluded that the Fund's performance over time was satisfactory and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Value Fund. The Fund's advisory fee and total expense ratio (net of applicable fee waivers and/or expense reimbursements) was below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund's expenses. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month period and twelve-month period ended September 30, 2008 was in the 4th quartile of the Fund's peer group. The Board took into account management's discussion of the Fund's performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable fee waivers and/or expense reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund's expenses. The Fund's performance for the six-month period ended September 30, 2008 was in the 3rd quartile of the Fund's peer group, in the 2nd quartile of the Fund's peer group for the twelve-month period ended September 30, 2008 and in the 1st quartile of the Fund's peer group for the thirty-six month period ended September 30, 2008. Based upon their review, the Trustees concluded that the Fund's performance over time was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and expenses. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each of Touchstone Growth Opportunities Fund, Touchstone Large Cap Core Equity Fund and Touchstone Large Cap Growth Fund contain breakpoints that would reduce the applicable advisory fee rate on assets above specified levels as the applicable Fund's assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board noted that the current advisory fee for the Touchstone Large Cap Growth Fund reflected such economies of scale. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of each Fund that currently did not have such breakpoints was not appropriate at this time. The Board also noted that if a Fund's assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee(s) paid by the Advisor to the Fund's Sub-Advisor(s).

Conclusion. In considering the renewal of the Funds' Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Investment Advisory Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable relative to the performance of funds with similar investment objectives and to relevant indices or, as discussed above, is being addressed; and (d) each Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds' respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement(s), among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor's compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to one of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues, if any, are reported to the Board.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertakings of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm's-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each of Touchstone Growth Opportunities Fund, Touchstone Large Cap Core Equity Fund, Touchstone Large Cap Growth Fund and Touchstone Large Cap Value Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the applicable Fund's assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee(s) to the applicable Sub-Advisor(s). The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm's-length. The Board compared the sub-advisory fee(s) for each Fund with various comparative data, including the median and average sub-advisory fees of each Fund's peer group, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

Touchstone Diversified Small Cap Growth Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon its review, the Board concluded that the Fund's sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund's sub-advisory fee was at the median of its peer group. Based upon its review, the Board concluded that the Fund's sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Value Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund's sub-advisory fees were above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fees were reasonable in view of the high quality of services received by the Fund and the other factors considered.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

As noted above, the Board considered each Fund's performance during the six-month period, twelve-month period and thirty-six month period ended September 30, 2008, as applicable, as compared to each Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor's focus on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

Conclusion. In considering the renewal of the applicable Sub-Advisory Agreement(s) with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor was qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices or, as discussed above, is being addressed; (d) each Fund's advisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement(s) with respect to each Fund was in the best interests of the respective Fund and its shareholders.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER
                                                                                                 OF FUNDS
                                                                                                 OVERSEEN
                                           TERM OF                                               IN THE
NAME                          POSITION(S)  OFFICE(2) AND                                         TOUCHSTONE      OTHER
ADDRESS                       HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)            FUND            DIRECTORSHIPS
AGE                           TRUST        TIME SERVED        DURING PAST 5 YEARS                COMPLEX(3)      HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              Trustee      Until              Senior Vice President of The          40           Director of
Touchstone Advisors, Inc      and          retirement at      Western and Southern Life                          LaRosa's
303 Broadway                  President    age 75 or until    Insurance Company. President,                      (a restaurant
Cincinnati, OH                             she resigns or     CEO and a director of IFS                          chain).
Year of Birth: 1955                        is removed         Financial Services, Inc. (a
                                           Trustee since      holding company). She is a
                                           1999               director of Capital Analysts
                                                              Incorporated (an investment
                                                              advisor and broker-dealer),
                                                              IFS Fund Distributors, Inc. (a
                                                              broker-dealer), Touchstone
                                                              Advisors, Inc. (the Trust's
                                                              investment advisor and
                                                              administrator), W&S Financial
                                                              Group Distributors, Inc. (an
                                                              annuity distributor) and
                                                              Touchstone Securities, Inc.
                                                              (the Trust's distributor). She
                                                              is also President and a
                                                              director of IFS Systems, Inc.
                                                              She is Senior Vice President
                                                              and a director of W&S Brokerage
                                                              Services, Inc. (a
                                                              broker-dealer). She is
                                                              President and Chief Executive
                                                              Officer of Integrity Life
                                                              Insurance Company and National
                                                              Integrity Life Insurance
                                                              Company. She is President of
                                                              Touchstone Tax-Free Trust,
                                                              Touchstone Investment Trust,
                                                              Touchstone Variable Series
                                                              Trust, Touchstone Strategic
                                                              Trust, Touchstone Funds Group
                                                              Trust and Touchstone
                                                              Institutional Funds Trust. She
                                                              was President of Touchstone
                                                              Advisors, Inc., and Touchstone
                                                              Securities, Inc. until 2004.
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                Trustee      Until              President and Chief Executive         40           Director of
105 East Fourth Street                     retirement at      Officer of Cox Financial Corp.                     Duke
Cincinnati, OH                             age 75 or until    (a financial services company).                    Energy (a
Year of Birth: 1947                        he resigns or is                                                      utility
                                           removed                                                               company).
                                           Trustee since
                                           1999
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner              Trustee      Until              Principal of HJL Enterprises          40           None
c/o Touchstone Advisors, Inc.              retirement at      (a privately held investment
303 Broadway                               age 75 or until    company).
Cincinnati, OH                             he resigns or is
Year of Birth: 1938                        removed
                                           Trustee since
                                           1989
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER
                                                                                                 OF FUNDS
                                                                                                 OVERSEEN
                                           TERM OF                                               IN THE
NAME                          POSITION(S)  OFFICE(2) AND                                         TOUCHSTONE      OTHER
ADDRESS                       HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)            FUND            DIRECTORSHIPS
AGE                           TRUST        TIME SERVED        DURING PAST 5 YEARS                COMPLEX(3)      HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann             Trustee     Until              Executive for Duro Bag                40           None
c/o Touchstone Advisors, Inc.              retirement at      Manufacturing Co. (a bag
303 Broadway                               age 75 or until    manufacturer); President of Shor
Cincinnati, OH                             he resigns or is   Foundation for Epilepsy Research
Year of Birth: 1938                        removed            (a charitable foundation);
                                           Trustee since      Trustee of Riverfront Funds
                                           2005               (mutual funds) from 1999 - 2004.
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg            Trustee     Until              Retired Partner of KPMG LLP           40           Trustee of
c/o Touchstone Advisors, Inc.              retirement at      (a certified public                                Tri-Health
303 Broadway                               age 75 or until    accounting firm). He is                            Physician
Cincinnati, OH                             he resigns or is   Vice President of St. Xavier                       Enterprise
Year of Birth: 1934                        removed            High School.                                       Corporation.
                                           Trustee since
                                           1999
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti                Trustee     Until              CEO, Chairman and Director of         40           Director of
c/o Touchstone Advisors, Inc.              retirement at      Avaton, Inc. (a wireless                           QMed (a health
303 Broadway                               age 75 or until    entertainment company) until                       care
Cincinnati, OH                             he resigns or is   2006. President of Cincinnati                      management
Year of Birth: 1948                        removed            Biomedical (a life science                         company).
                                           Trustee since      and economic development
                                           2002               company).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 6 series of the Trust, 11 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER
                                                                                                   OF FUNDS
                                                                                                   OVERSEEN
                                             TERM OF                                               IN THE
NAME                          POSITION(S)    OFFICE AND                                            TOUCHSTONE      OTHER
ADDRESS                       HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)            FUND            DIRECTORSHIPS
AGE                           TRUST          TIME SERVED        DURING PAST 5 YEARS                COMPLEX(2)      HELD
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder              President      Until resignation, See biography above.                  40           See biography
Touchstone                                   removal or                                                            above.
Advisors, Inc.                               disqualification
303 Broadway                                 President since
Cincinnati, OH                               2004; President
Year of Birth: 1955                          from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Gene L. Needles               Vice           Until resignation, President of Touchstone Advisors,     40           None
Touchstone                    President      removal or         Inc., Touchstone Securities, Inc.
Advisors, Inc.                               disqualification   and Touchstone Investments.
303 Broadway                                 Vice President     President of AIM Distributors
Cincinnati, OH                               since 2008         from 2004 - 2008. CEO of AIM
Year of Birth: 1954                                             Distributors from 2005 -2008
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch               Vice           Until resignation, Senior Vice President-Compliance      40           None
Touchstone Advisors, Inc.     President      removal or         of IFS Financial Services, Inc.,
303 Broadway                  and Chief      disqualification   Director of Compliance of W&S
Cincinnati, OH                Compliance     Vice President     Brokerage Services, Inc.
Year of Birth: 1956           Officer        since 2003
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent               Vice           Until resignation, Senior Vice President of              40           None
Touchstone Advisors, Inc.     President      removal or         Touchstone Advisors, Inc.;
303 Broadway                                 disqualification   Marketing Director of Promontory
Cincinnati, OH                               Vice President     Interfinancial Network from
Year of Birth: 1963                          since 2004         2002-2003.
------------------------------------------------------------------------------------------------------------------------------------
Gregory A. Harris             Vice           Until resignation, Vice President-Fund                   40           None
Touchstone                    President      removal or         Administration of Touchstone
Advisors, Inc.                               disqualification   Investments; Managing Director,
303 Broadway                                 Vice President     Fund Project Services, 1998-2007
Cincinnati, OH                               since 2007
Year of Birth: 1968
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft          Controller     Until resignation, Senior Vice President, Chief          40           None
Touchstone Advisors, Inc.     and Treasurer  removal or         Financial Officer and Treasurer
303 Broadway                                 disqualification   of IFS Fund Distributors, Inc.;
Cincinnati, OH                               Controller since   Senior Vice President and Chief
Year of Birth: 1962                          2000; Treasurer    Financial Officer of W & S
                                             since 2003         Brokerage Services, Inc.; Chief
                                                                Financial Officer of IFS
                                                                Financial Services, Inc.,
                                                                Touchstone Advisors, Inc. and
                                                                Touchstone Securities, Inc.;
                                                                Senior Vice President and Chief
                                                                Financial Officer of Fort
                                                                Washington Investment Advisors,
                                                                Inc. Vice-President and Treasurer
                                                                of IIS Broadway Corp. She served
                                                                as Senior Vice President, Chief
                                                                Financial Officer and Treasurer
                                                                of Integrated Investment
                                                                Services, Inc. up to April 2007.
------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                 Secretary      Until resignation, Assistant Vice President and          40           None
JPMorgan                                     removal or         Senior Counsel at JPMorgan Chase
303 Broadway                                 disqualification   Bank, N.A.
Cincinnati, OH                               Secretary since
Year of Birth: 1970                          2006; Assistant
                                             Secretary from
                                             2002-2006
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 6 series of the Trust, 11 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

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






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






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




[LOGO] TOUCHSTONE(R)
       INVESTMENTS

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203








--------------------------------------------------------------------------------

[LOGO] e Delivery
Go paperless, sign up today at:
www.touchstoneinvestments.com/home

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

* A Member of Western & Southern Financial Group

                                                              TSF-54-TST-AR-0903

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Don Siekmann is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $82,980 for the March 31, 2009 fiscal year and approximately $93,100 for the March 31, 2008 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-Related fees totaled $4,000 for the March 31, 2009 fiscal year and $123,000 for the March 31, 2008 fiscal year. The 2009 fees include $4,000 related to post-audit review procedures, review of February 2009 N-1A filing and issuance of our consent in connection with the new share class offering in the Growth Opportunities and Mid Cap Funds. The 2008 fees consisted of the SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Of the amount listed for 2008, $7,000 was related to post-audit review procedures, review of N-14 filing and pro-forma financial statements and issuance of our consent in connection with the mergers of the Small Cap Growth Fund into the Diversified Small Cap Growth Fund.

(c) Tax Fees. Tax fees totaled approximately $31,290 for the March 31, 2009 fiscal year and approximately $34,400 for the March 31, 2008 fiscal year and consisted of fees for tax compliance services and tax consultation services.

(d) All Other Fees. There were no other fees for the March 31, 2009 or March 31, 2008 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding sub-advisors) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were approximately $31,290 for the fiscal year ended March 31, 2009 and $179,400 for the fiscal year ended March 31, 2008.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 9, 2004 with registrant's N-CSR for the Large Cap Growth Fund and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)    Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust
             --------------------------

By (Signature and Title)


/s/ Jill T. McGruder
---------------------------------------
Jill T. McGruder
President

Date: June 2, 2009

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/s/ Jill T. McGruder
---------------------------------------
Jill T. McGruder
President

Date: June 2, 2009


/s/ Terrie A. Wiedenheft
---------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date: June 2, 2009